WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.

6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
888-WADDELL

January 31, 2005

STATEMENT OF ADDITIONAL INFORMATION

         This Statement of Additional Information (the SAI) is not a prospectus. Investors should read this SAI in conjunction with the prospectus for the Waddell & Reed Advisors Municipal High Income Fund, Inc. (Fund), dated January 31, 2005 (Prospectus), which may be obtained from the Fund or its underwriter, Waddell & Reed, Inc., at the address or telephone number shown above.

         The Financial Statements, including notes thereto, are incorporated herein by reference. They are contained in the Fund's Annual Report to Shareholders, dated September 30, 2004, which may also be obtained from the Fund or Waddell & Reed at the address or telephone number above.

TABLE OF CONTENTS

Fund History
The Fund, Its Investments, Related Risks and Limitations
Management of the Fund
Control Persons and Principal Holders of Securities
Investment Advisory and Other Services
Brokerage Allocation and Other Practices
Proxy Voting Policy
Capital Stock
Purchase, Redemption and Pricing of Shares
Taxation of the Fund
Underwriter
Financial Statements
Appendix A

FUND HISTORY

         Waddell & Reed Advisors Municipal High Income Fund, Inc. (Fund) was organized as a Maryland corporation on September 9, 1985. Prior to June 30, 2000, the Fund was known as United Municipal High Income Fund, Inc.®

THE FUND, ITS INVESTMENTS, RELATED RISKS AND LIMITATIONS

         The Fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal. The Fund is an open-end, diversified management company.

         This SAI supplements the information contained in the Prospectus and contains more detailed information about the investment strategies and policies the Fund's investment manager, Waddell & Reed Investment Management Company (WRIMCO), may employ and the types of instruments in which the Fund may invest, in pursuit of the Fund's objective. A summary of the risks associated with these instrument types and investment practices is included as well.

         WRIMCO might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by the Fund's investment policies and restrictions. WRIMCO buys an instrument or uses a technique only if it believes that doing so will help the Fund achieve its objective. See Investment Restrictions and Limitations for a listing of the fundamental and non-fundamental, or operating, policies.

         Municipal Bonds

         Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various public purposes. The two main kinds of municipal bonds are general obligation bonds and revenue bonds. For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source.

         A special class of municipal bonds issued by state and local government authorities and agencies are industrial development bonds, which are also generally referred to as private activity bonds (PABS). The Fund may purchase PABs only if the interest on them is free from Federal income taxation, although such interest may be an item of tax preference for purposes of the Federal alternative minimum tax (AMT). In general, PABS are revenue bonds and are issued by or on behalf of public authorities to obtain funds to finance privately operated facilities such as for energy and pollution control. PABs are also used to finance public facilities such as airports and mass transit systems. The credit quality of PABs is usually directly related to the credit standing of the user of the facilities being financed. The Fund may invest an unlimited percentage of its assets in municipal bonds that are PABs.

         Municipal leases and participation interests therein are another type of municipal bond (collectively, lease obligations). These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a variety of equipment and facilities. The factors to be considered in determining whether or not any rated municipal lease obligations are liquid include (1) the frequency of trades and quotes for the obligations, (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers, (3) the willingness of dealers to undertake to make a market in the securities, (4) the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer, (5) the likelihood that the marketability of the obligation will be maintained through the time the instrument is held, (6) the credit quality of the issuer and the lessee, and (7) the essentiality to the lessee of the property covered by the lease. Unrated municipal lease obligations are considered illiquid.

         The Fund has not held and does not intend to hold municipal lease obligations directly as a lessor of the property, but may from time to time purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the Fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation. Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt, including voter referenda, interest rate limits or public sale requirements. Leases, installment purchases or conditional sale contracts have evolved as means for governmental issuers to acquire property and equipment without being required to meet these constitutional and statutory requirements. Many leases and contracts include non-appropriation clauses providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. In determining the liquidity of a municipal lease obligation, WRIMCO will differentiate between direct interests in municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-backed revenue bond, a tax-exempt asset-backed security or any other investment structure using a municipal lease-purchase agreement as its base. See Asset-Backed Securities. While the former may present liquidity issues, the latter are based on a well established method of securing payment of a municipal lease obligation.

         The Fund may also invest in municipal notes, which include tax anticipation notes (TANs), revenue anticipation notes (RANs), and bond anticipation notes (BANs). TANs are issued to finance working capital needs of municipalities. Generally, TANs are issued in anticipation of future seasonal tax revenues, such as from income, sales, use and business taxes and are payable from these future revenues. RANs are issued in expectation of receipt of non-tax revenue, such as that available under Federal revenue-sharing programs. BANs are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds for the repayment of the BANs.

         WRIMCO and the Fund rely on the opinion of bond counsel for the issuer in determining whether obligations are municipal bonds. If a court holds that an obligation held by the Fund is not a municipal bond (with the result that the interest thereon is taxable), the Fund will sell the obligation as soon as possible, but it might incur a loss upon such sale.

         Municipal bonds vary widely as to their interest rates, degree of security and maturity. Bonds are selected on the basis of quality, yield and diversification. Factors that affect the yield on municipal bonds include general money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the nature of the issue. Lower-rated bonds usually, but not always, have higher yields than similar but higher-rated bonds.

         Medium- or lower-rated municipal securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is very limited. This factor may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets.

         Lower-quality debt securities (commonly called junk bonds) are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, WRIMCO's research and credit analysis are an especially important part of managing securities of this type held by the Fund. WRIMCO continuously monitors the issuers of lower-rated debt securities in the Fund's portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

         While credit ratings are only one factor WRIMCO relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and the Fund may retain a portfolio security whose rating has been changed. See Appendix A for a description of bond ratings.

         Risks of Certain Types of Municipal Bonds

         At any one time the Fund may have more than 25% of its total assets in similar type projects in which low-quality municipal bonds are likely to be issued, including the following: electrical utilities, steel, health care and life care facilities and small industries. A substantial amount of the assets of the Fund may therefore be invested in securities that are related in such a way that an economic, business or political development or change affecting one such security would likewise affect the other securities. For example, a declining market for health care facilities might adversely affect the ability of municipalities to make timely payments of principal and interest on revenue bonds to be paid from hospital revenues. The Fund could also have more than 25% of its total assets invested in issuers in the same geographic area, but will not have more than 25% of its total assets in securities of issuers located in any one state.

         Many of the low-quality municipal bonds in which the Fund seeks to invest will be PABs. It is likely that more than 25% of the Fund's total assets will be invested in PABs. As discussed above under Municipal Bonds, the entity responsible for payment of the principal and interest on PABs is usually the nongovernmental user of the facility being financed by the bond issue. Consequently, to the extent the Fund invests up to 25% of its total assets in bonds payable from revenues from facilities or projects in any one industry, it will be subject to the risks inherent in that industry.

         For example, a hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management and medical capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible Federal legislation limiting the rates of increase of hospital charges. Significant events impacting the hospital industry in any one of these areas might adversely affect the industry's ability to service its debt or to pay principal when due.

         Life care facilities are an alternative form of long-term housing for the elderly. They are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in the process. The facilities may also be impacted by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector.

         Certain problems facing the generating industry in general may or may not affect its ability to meet obligations on bonds. These problems include the effects of (1) inflation on financing large construction programs, (2) cost increases and delays arising out of environmental considerations, (3) limitations of available capital on the ability to issue additional debt, (4) the effect of shortages and high prices of fuel on operations and profits, and (5) the effect of energy conservation on sales. Problems of these types generally affect the values of and the dividends paid on utility common stocks rather than the ability to pay bond obligations.

         Pollution control and other PABs are issued by various state and local agencies to finance various projects, including those of domestic steel producers, and are secured solely by agreements with such companies. Domestic steel companies are suffering the consequences of such adverse trends as high labor costs, high foreign imports encouraged by foreign productivity increases and a strong U.S. dollar, and other cost pressures such as are imposed by antipollution legislation. Domestic steel capacity is being reduced currently by large-scale plant closings.

         Borrowing

         The Fund may borrow money, but only from banks and for temporary, emergency or extraordinary purposes. If the Fund does borrow money, its share price may be subject to greater fluctuation until the borrowing is paid off.

         Illiquid Investments

         Illiquid investments are investments that cannot be sold or otherwise disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Investments currently considered to be illiquid include:

(1)	repurchase agreements not terminable within seven days;
(2)	restricted securities not determined to be liquid pursuant to guidelines established by the Fund's Board of Directors;
(3)	non-government stripped fixed-rate mortgage-backed securities;
(4)	bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand;
(5)	over-the-counter (OTC) options (options not traded on an exchange) and their underlying collateral;
(6)	securities for which market quotations are not readily available; and
(7)	securities involved in swap, cap, floor and collar transactions.

         The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

         Indexed Securities

         The Fund may purchase securities the value of which varies in relation to the value of other securities, securities indices or other financial indicators, subject to its operating policy regarding derivative instruments. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying investments.

         Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies. Certain indexed securities that are not traded on an established market may be deemed illiquid.

         Investment Company Securities

         The Fund may purchase securities of closed-end investment companies. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

         Limited Investment in Other Debt Securities

         All of the Fund's invested assets, other than cash or receivables, must be invested in municipal bonds, except that a limited amount of assets may be invested in specified debt securities that are referred to in the Prospectus as taxable obligations and in repurchase agreements and certain derivative instruments (see discussion below). Under normal conditions, the Fund may invest in taxable obligations only if, after any such investment, not more than 20% of its total assets would consist of taxable obligations including options, futures contracts and other taxable derivative instruments. However, as a temporary defensive measure, the Fund may invest up to all of its assets in taxable obligations. The only taxable obligations that the Fund may purchase are (1) obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (U.S. Government securities), (2) bank obligations of domestic banks or savings and loan associations that are subject to regulation by the U.S. Government (which obligations may include certificates of deposit, letters of credit and acceptances), (3) commercial paper and (4) any of the foregoing obligations subject to repurchase agreements. The taxable commercial paper the Fund may buy must, at the time of purchase, be rated at least A by Standard & Poor's (S&P), or Moody's Corporation (Moody's). See Appendix A for a description of these ratings.

         Money Market Instruments

         Money market instruments are high-quality, short-term debt instruments that generally present minimal credit risk. They may include U.S. Government securities, commercial paper and other short-term corporate obligations, certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

         Mortgage-Backed and Asset-Backed Securities

         Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as CMOs. Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

         The U.S. Government mortgage-backed securities in which the Fund may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), or Federal Home Loan Mortgage Corporation (Freddie Mac). Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

         The Fund may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders or other financial institutions. Other types of mortgage-backed securities will likely be developed in the future, and the Fund may so invest as long as WRIMCO determines that such investments are consistent with the Fund's goals and investment policies.

         Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the principal-only security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the interest-only security (IO) receives interest payments from the same underlying security.

         For example, IO classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor's initial investment, even if the security is guaranteed by the U.S. Government or considered to be of the highest quality. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

         Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

         Special Characteristics of Mortgage-Backed and Asset-Backed Securities. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

         The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

         Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or speed of these payments can cause the value of the mortgage backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

         The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. Government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value and in some instances reduced liquidity, of the CMO class.

         Options, Futures and Other Strategies

         General. WRIMCO may use certain options, futures contracts (sometimes referred to as futures), options on futures contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, Financial Instruments) to attempt to enhance income or yield or to attempt to hedge the Fund's investments. The strategies described below may be used in an attempt to manage the risks of the Fund's investments that can affect fluctuation in its net asset value (NAV).

         Generally, the Fund may purchase and sell any type of Financial Instrument. However, as an operating policy, the Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured.

         Hedging strategies can be broadly categorized as short hedges and long hedges. A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

         Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's holdings is the same as if the transaction were entered into for speculative purposes.

         Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

         The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission (SEC), the several exchanges upon which they are traded and the Commodity Futures Trading Commission (CFTC). The Funds have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and the regulations thereunder and, therefore, are not subject to registration or regulation as a commodity pool operator under such Act. In addition, the Fund's ability to use Financial Instruments is limited by tax considerations. See Taxation of the Fund.

         In addition to the instruments, strategies and risks described below, WRIMCO expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as new techniques are developed, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. WRIMCO may utilize these opportunities to the extent that they are consistent with the Fund's objective and permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Fund's Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

         Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow:

         (1)         Successful use of most Financial Instruments depends upon WRIMCO's ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

         (2)         There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculation or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

         Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

         Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         (3)         If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because WRIMCO projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

         (4)         As described below, the Fund might be required to maintain assets as cover, maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

         (5)         The Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (counterparty) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

         Cover. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (covered) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.

         Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or to segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

         The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss.

         Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under Illiquid Investments.

         Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under Illiquid Investments.

         The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

         The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

         A type of put that the Fund may purchase is an optional delivery standby commitment, which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

         Risks of Options on Securities. Options offer large amounts of leverage, which will result in the Fund's NAV being more sensitive to changes in the value of the related instrument. The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

         The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market, and there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

         If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

         Options on Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

         Risks of Options on Indexes. The risks of investment in options on indexes may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

         Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn that the Fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a debt security, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This timing risk is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

         If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

         OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on an exchange) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

         Futures Contracts and Options on Futures Contracts. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on a futures contract can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

         In addition, futures contract strategies can be used to manage the average duration of the Fund's fixed-income portfolio. If WRIMCO wishes to shorten the average duration of the Fund's fixed-income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If WRIMCO wishes to lengthen the average duration of the Fund's fixed-income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

         No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit initial margin in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

         Subsequent variation margin payments are made to and from the futures broker daily as the value of the futures position varies, a process known as marking-to-market. Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

         Purchasers and sellers of futures contracts and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

         Under certain circumstances, futures contracts exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

         Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or debt market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate or debt market movements or the time span within which the movements take place.

         Index Futures. The risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. The price of the index futures contract may move more than or less than the price of the securities being hedged. If the price of the index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contract, the Fund may buy or sell index futures contracts in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the Fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indexes on which the futures contracts are based.

         Where index futures contracts are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

         Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of its overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         Turnover. The Fund's options and futures contracts activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

         Swaps, Caps, Floors and Collars. The Fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to enhance yield. Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive cash flows on a notional principal amount, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and selling a floor.

         Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield because these agreements may affect the Fund's exposure to long- or short-term interest rates, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

         Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. Caps, floors and collars have an effect similar to buying or writing options.

         The creditworthiness of firms with which the Fund enters into swaps, caps, floors or collars will be monitored by WRIMCO. If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

         The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Fund's custodian that satisfies the requirements of the Investment Company Act of 1940, as amended (1940 Act). The Fund will also establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. WRIMCO and the Fund believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The position of the SEC is that assets involved in swap transactions are illiquid and are, therefore, subject to the limitations on investing in illiquid securities.

         Repurchase Agreements

         The Fund may purchase securities subject to repurchase agreements. The Fund will not enter into a repurchase transaction that will cause more than 10% of its net assets to be invested in illiquid investments, which include repurchase agreements not terminable within seven days. See Illiquid Investments. A repurchase agreement is an instrument under which the Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

         The majority of the repurchase agreements in which the Fund will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. The Fund's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Fund's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the 1940 Act, is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by WRIMCO.

         Restricted Securities

         Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

         There are risks associated with investment in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable. Restricted securities in which the Fund seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. Certain restricted securities, e.g., Rule 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board of Directors. See, Illiquid Investments.

         U.S. Government Securities

         Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (U.S. Government securities) are high quality debt instruments issued or guaranteed as to principal or interest by the U.S. Treasury or an agency or instrumentality of the U.S. Government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than ten years). All such Treasury securities are backed by the full faith and credit of the United States.

         Certain securities issued or guaranteed by U.S. Government agencies or instrumentalities are backed by the full faith and credit of the U.S. Government, such as securities issued by the Export-Import Bank of the United States, Farm Credit System Financial Assistance Corporation, Farmers Home Administration, Federal Housing Administration, General Services Administration, Ginnie Mae, Maritime Administration or Small Business Administration.

         Other securities issued or guaranteed by U.S. Government agencies or instrumentalities are not backed by the full faith and credit of the U.S. Government. For example, some securities are supported by the right of the agency or instrumentality to borrow from the Treasury, such as securities issued by the Federal Home Loan Banks, Freddie Mac, Fannie Mae, or Student Loan Marketing Association, and other securities are supported only by the credit of the agency or instrumentality, such as securities issued by the Federal Farm Credit Banks Funding Corporation or Tennessee Valley Authority.

         If the securities issued or guaranteed by a U.S. Government agency or instrumentality are not backed by the full faith and credit of the U.S. Government, there can be no assurance that the U.S. Government would provide financial support to the agency or instrumentality. The Fund will invest in securities of agencies and instrumentalities only if WRIMCO is satisfied that the credit risk involved is acceptable.

         U.S. Government securities may include mortgage-backed securities issued or guaranteed as to the payment of principal and interest by U.S. Government agencies or instrumentalities including, but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See Mortgage-Backed and Asset-Backed Securities. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

         Variable or Floating Rate Instruments

         Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

         When-Issued and Delayed-Delivery Transactions

         The Fund may purchase municipal bonds in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case payment and delivery for the bonds take place at a future date. The bonds so purchased or sold are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing bonds on a when issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to the Fund until delivery and payment is completed. When the Fund makes a commitment to purchase municipal bonds on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of bonds in determining its NAV per share. When the Fund sells municipal bonds on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the bonds. When the Fund makes a commitment to sell municipal bonds on a delayed-delivery basis, it will record the transaction and thereafter value the bonds at the sale price in determining the Fund's NAV per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the bonds, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

         Ordinarily the Fund purchases municipal bonds on a when-issued or delayed-delivery basis with the intention of actually taking delivery of the bonds. However, before the bonds are delivered to the Fund and before it has paid for them (the settlement date), the Fund could sell the bonds if WRIMCO decides it is advisable to do so for investment reasons. The Fund will hold aside or segregate cash or other securities, other than those purchased on a when-issued or delayed-delivery basis, at least equal to the amount it will have to pay on the settlement date; these other securities may, however, be sold at or before the settlement date to pay the purchase price of the when-issued or delayed-delivery bonds.

         Zero Coupon Securities

         Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or do not specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable debt obligations that make current distributions of interest in cash.

         The Fund may invest in zero coupon securities that are zero coupon bonds of municipal and corporate issuers, stripped U.S. Treasury notes and bonds, and other securities that are issued with original issue discount (OID). The Federal tax law requires that a holder of a security with OID accrue a ratable portion of the OID on the security (and include the accrued OID on a taxable security as income) each year, even though the holder may receive no interest payment on the security during the year. Because the Fund annually must distribute substantially all of its taxable income and net tax-exempt income, including any tax-exempt OID, to continue to qualify for treatment as a regulated investment company (RIC), it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those dividends will be paid from the Fund's cash assets or by liquidation of portfolio securities, if necessary, at a time when the Fund otherwise might not have done so. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gains.

         A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

         The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury security and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. Government, a government agency, or a corporation in zero coupon form.

Investment Restrictions and Limitations

         Certain of the Fund's investment restrictions, policies and other limitations are described in the Prospectus and this SAI. The following are the Fund's fundamental investment limitations set forth in their entirety, which, like the Fund's goal and types of securities in which the Fund may invest, cannot be changed without shareholder approval. For this purpose, shareholder approval means the approval, at a meeting of Fund shareholders, by the lesser of (1) the holders of 67% or more of the Fund's shares represented at the meeting, if more than 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. The Fund may not:

(1)	Make any investments other than in municipal bonds and in the taxable obligations, options, futures contracts and other financial instruments described in the Prospectus;

(2)

Purchase any voting securities; purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments; or purchase any real estate or interests in real estate investment trusts;

(3)

Lend money or other assets (neither purchasing debt securities and other obligations consistent with its goal and its other investment policies and restrictions or engaging in repurchase agreements is considered lending);

The following interpretation applies to, but is not part of, this fundamental restriction: the Fund's investments in master notes and similar instruments will not be considered to be the making of a loan.

(4)

Borrow money except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Fund may borrow from banks up to 5% of the value of its total assets. The Fund may not pledge its assets in connection with any permitted borrowings; however, this policy does not prevent the Fund from pledging its assets in connection with its purchase and sale of futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;

(5)	Invest for the purpose of exercising control or management of other companies;

(6)

Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (1) this policy does not prevent the Fund from entering into short positions in futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (2) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (3) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;

(7)	Participate on a joint, or a joint and several basis, in any trading account in securities;

(8)	Engage in the underwriting of securities;

(9)

With respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and Government securities as defined in the 1940 Act), if immediately after and as a result of such purchase, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets;

(10)

Buy shares of other investment companies that redeem their shares. The Fund may buy shares of investment companies that do not redeem their shares if it does so in a regular transaction in the open market and then does not have more than one-tenth (i.e., 10%) of its total assets in these shares;

(11)	Invest more than 25% of its assets in PABs issued for any one industry or in any one state; or

(12)	Issue senior securities.

         The following investment restrictions are not fundamental and may be changed by the Board of Directors without shareholder approval:

(1)

During normal market conditions, at least 75% of the Fund's total assets will be invested in medium- and lower-quality municipal bonds, which are bonds rated BBB through D by S&P, or Baa through C by Moody's, or, if unrated, are determined by WRIMCO to be of comparable quality. The Fund may invest in higher-quality municipal bonds, and have less than 75% of its total assets in medium- and lower-quality municipal bonds, at times when yield spreads are narrow and the higher yields do not justify the increased risk and when, in WRIMCO's opinion, there is a lack of medium- and lower-quality issues in which to invest.

(2)

The Fund may invest 25% or more of its total assets in PABs and may have 25% or more of its total assets invested in securities the payment of principal and interest on which is derived from revenue of similar projects or in municipal bonds of issuers located in the same geographic area.

(3)	The Fund may not purchase a security if, as a result, more than 10% of its net assets would consist of illiquid investments.

(4)

To the extent that the Fund enters into futures contracts, options on futures contracts or options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are in-the-money at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is in-the-money if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is in-the-money if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts and options on futures contracts.

(5)

During normal market conditions, at least 80% of the Fund's net assets will be invested in municipal debt securities. The Fund will notify Fund shareholders at least 60 days prior to a change in the 80% investment policy.

         The method of determining who is an issuer for purposes of the 5% limitation in fundamental restriction (9) is non-fundamental. In particular, in applying this limitation:

(a)

For municipal bonds created by a particular government but backed only by the assets and revenues of a subdivision of that government, such as an agency, instrumentality, authority or other subdivision, the Fund considers such subdivision to be the issuer;

(b)	For PABs, the nongovernmental user of facilities financed by them is considered a separate issuer; and

(c)

The Fund considers a guarantee of a municipal bond to be a separate security that would be given a value and included in the limitation if the value of all municipal bonds created by the guarantor and owned by the Fund exceeds 10% of the value of the Fund's total assets.

         An investment policy or limitation that states a maximum percentage of the Fund's assets that may be so invested or prescribes quality standards is typically applied immediately after, and based on, the Fund's acquisition of an asset. Accordingly, a subsequent change in the asset's value, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

Portfolio Turnover

         A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. The Fund's turnover rate may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares.

         The Fund's portfolio turnover rate for the fiscal years ended September 30, 2004 and September 30, 2003 was 28% and 23%, respectively.

Disclosure of Portfolio Holdings

         The Funds have adopted policies and procedures intended to prevent unauthorized disclosure of Fund portfolio holdings information (Policy). The Policy permits disclosure of non-public portfolio holdings to selected parties only when a Fund has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information.

         Publicly Available Portfolio Holdings

         A Fund's portfolio holdings are publicly available: (1) at the time such information is filed with the SEC in a publicly available filing; or (2) the day next following the day such information is posted on the Waddell & Reed website. This information may be a Fund's complete portfolio holdings disclosed in the Fund's semi-annual or annual reports and filed with the SEC on Form N-CSR or in the Fund's first and third quarter reports and filed with the SEC on Form N-Q. This information may also be a partial listing, such as a Fund's top ten portfolio holdings posted on the Waddell & Reed website (approximately 30 days after quarter-end).

         Non-Public Portfolio Holdings

         The Policy allows the disclosure of a Fund's non-public portfolio holdings for a Fund's legitimate business purposes, subject to certain conditions, to: (1) certain service providers; (2) rating and ranking organizations; and (3) certain other recipients. Non-public portfolio holdings may not be disclosed to members of the media under any circumstance.

         The Fund's Treasurer or his designee may provide a Fund's non-public portfolio holdings to a rating and ranking organization (e.g., Lipper, Morningstar, etc.), on the condition that the non-public portfolio holdings will be used solely for the purposes of developing a rating and subject to an agreement requiring confidentiality and prohibiting the use of the information for trading.

         A service provider or other third party that receives information about a Fund's non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Fund (e.g., a person that performs account maintenance and record keeping services) may receive non-public portfolio holdings on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Fund and subject to an agreement requiring confidentiality and prohibiting the use of the information for trading.

         A Fund's partial or complete portfolio holdings may be disclosed as frequently as monthly, to certain other persons (recipients), including broker/dealers, current and prospective shareholders of the Fund and current and prospective clients of WRIMCO (or its affiliate), provided that:

  The recipient requests such information from WRIMCO (or its affiliate);
  The individual receiving the request, in conjunction with the Fund's Chief Compliance Officer (CCO), determines that the Fund has a legitimate business purpose for disclosing non-public portfolio holdings information to the recipient;
  The individual receiving the request obtains prior approval from the Legal Department;
  The recipient signs a confidentiality agreement that provides that the non-public portfolio holdings: (a) will be kept confidential; (b) may not be used to trade in any such portfolio holding that has not been made publicly available nor to purchase or redeem shares of any Fund holding such security; and (c) may not be disseminated or used for any purpose other than the purpose referenced in the confidentiality agreement; and
  No compensation is received by the Funds, the Investment Adviser or any other party in connection with the disclosure of information about portfolio securities.

         The Policy provides that attribution reports containing only sector and/or industry breakdown for a Fund can be released without a confidentiality agreement and without regard to any time constraints.

         In determining whether there is a legitimate business purpose for making disclosure of a Fund's non-public portfolio holdings information, the Fund's CCO will typically consider whether the disclosure is in the best interests of Fund shareholders and whether any conflict of interest exists between the shareholders and the Fund or Waddell & Reed or its affiliates. The Policy is subject to periodic review by the Fund's Board of Directors. As part of the annual review of the Fund's compliance policies and procedures, the Fund's CCO will report to the Board of Directors regarding the operation and effectiveness of the Policy, including as to any changes to the Policy that have been made or recommendations for future changes to the Policy.

         The following is a list of those entities with which there is currently an ongoing arrangement to make available non-public information about a Fund's portfolio securities holdings.

Custodian, Auditors and Service Providers
UMB Bank, n.a.
Citigroup Global Transaction Services
Deloitte & Touche LLP
Waddell & Reed Investment Management Company
Waddell & Reed Services Company
Waddell & Reed, Inc.

         Pursuant to a custodian contract, each Fund has selected UMB Bank as custodian for its securities and cash. As custodian, UMB Bank maintains all records relating to each Fund's activities and supplies each Fund with a daily tabulation of the securities it owns and that are held by the custodian. The Fund's sub-custodian serves a similar function for foreign securities.

Rating, Ranking and Research entities
Bloomberg
Lipper
Morningstar
Standard and Poors
Thompson Financial
Vickers
Wiesenberger
Ibbotson
Vestek

         Each Fund may send its complete portfolio holdings information to one or more of the rating, ranking and /or research agencies listed above for the purpose of having such agency develop a rating, ranking or specific research product for the Fund. No compensation is received by any Fund, WRIMCO or its affiliates and portfolio holdings information will only be provided for legitimate business purposes.

Brokerage and Brokerage-related information entities
Advest. Inc.
ABN Amro, Inc.
A.G. Edwards
Bank of America Securities, LLC
Belle Haven Investments, L.P.
Bergen Capital, Inc.
Citigroup Global Markets, Inc.
Commerce Capital Markets, Inc.
Dain Rauscher
First Albany Group
First Southwest Company
Fifth Third Securities, Inc.
George K. Baum & CO
Goldman Sachs
Hanifen, Imhoff, Inc.
Herbert J. Simms
Hibernia Southcoast Capital, Inc.
J.P. Morgan Securities, Inc.
Janney Montgomery Scott LLC
Maxcor Financial, Inc.
Merrill Lynch Pierce Fenner & Smith
Morgan Keegan & CO
Morgan Stanley & Co., Inc.
MR Beal and Co.
Nat City Investments
Newman & Assoc., Inc.
Piper Jaffray & CO
Prager, Seely & Co., LLC
Raymond James & Assoc.
Robert Baird & CO, Inc.
Seattle Northwest Securities Corp.
Siebert Bradford Shank & Co., LLC
Southwest Securities, Inc.
Stephens Inc.
UBS Paine Webber
W.H. Mell Associates, Inc.
Wachovia Securities, LLC
B.C. Ziegler & Company

         Each Fund may send its complete portfolio holdings information to one or more of the brokerage and/or research firms listed above for the purpose of having such entity provide specific research and security-related information to the Fund. No compensation is received by any Fund, WRIMCO or its affiliates and portfolio holdings information will only be provided for legitimate business purposes.

         The Fund may, in the future, modify or terminate any or all of these arrangements and/or enter into additional arrangements of this nature.

MANAGEMENT OF THE FUND

Directors and Officers

         The Waddell & Reed Fund Complex (Fund Complex) is comprised of the Advisors Fund Complex and the Ivy Family of Funds. The Advisors Fund Complex is comprised of each of the funds in the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. The Ivy Family of Funds is comprised of each of the funds in Ivy Funds, Inc. (formerly, W&R Funds, Inc.) and Ivy Funds, a Massachusetts business trust.

         Following is a list of the members of the Board of Directors (Board) and the officers of the Fund. The Board oversees the operations of the Fund, and is responsible for the overall management and supervision of the affairs of the Fund in accordance with the laws of the State of Maryland. The Board similarly oversees the operations of each of the funds in the Advisors Fund Complex, with the exception of Robert L. Hechler, who is not a Director for W&R Target Funds, Inc. Eleanor B. Schwartz, Joseph Harroz, Jr., Henry J. Herrmann and Keith A. Tucker also serve as directors or trustees of each of the funds in the Ivy Family of Funds.

         Subject to the Director Emeritus and Retirement Policy, a Director serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The Board appoints officers and delegates to them the management of the day-to-day operations of the Fund, based on policies reviewed and approved by the Board and general oversight by the Board.

         Disinterested Directors

         The following table provides information regarding each Director who is not an "interested person" as defined in the 1940 Act.

NAME, ADDRESS AND AGE	POSITION HELD WITH THE FUND	DIRECTOR SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY DIRECTOR
James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 Age: 57	Director	Fund: 1997 Fund Complex: 1997	Professor of Law, Washburn Law School (1998 to present); Formerly, Dean, Washburn Law School (1988 to 2001)	42	Director, Am Vestors CBO II, Inc. (bond investment firm)
John A. Dillingham 4040 Northwest Claymont Drive Kansas City, MO 64116 Age: 66	Director	Fund: 1997 Fund Complex: 1997	President and Director, JoDill Corp. (1980 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises	42	None
David P. Gardner 6300 Lamar Avenue Overland Park, KS 66202 Age: 71	Director	Fund: 1998 Fund Complex: 1998	Formerly, president, William and Flora Hewlett Foundation (1993 to 1999)	42	None
Linda K. Graves 6300 Lamar Avenue Overland Park, KS 66202 Age: 51	Director	Fund: 1995 Fund Complex: 1995	Shareholder/Attorney, Levy & Craig, P.C. (1994 to present) (currently on leave of absence); formerly, First Lady of Kansas (1995 to 2003)	42	None
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 38	Director	Fund: 1998 Fund Complex: 1998	Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present)	70	Director, Ivy Funds, Inc.; Trustee, Ivy Funds
John F. Hayes 6300 Lamar Avenue Overland Park, KS 66202 Age: 85	Director	Fund: 1988 Fund Complex: 1988	Shareholder, Gilliland & Hayes, P.A., a law firm; formerly, Chairman, Gilliland & Hayes (1995 to 2003)	42	Director, Central Bank & Trust; Central Financial Corporation (banking)
Glendon E. Johnson, Sr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 80	Director	Fund: 1985 Fund Complex: 1971	Retired	42	None
Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 Age: 68	Director	Fund: 1995 Fund Complex: 1995	Professor Emeritus, University of Missouri at Kansas City (2003 to present); formerly, Professor of Business Administration, University of Missouri at Kansas City (1980 to 2003); formerly, Chancellor, University of Missouri at Kansas City (1991 to 1999)	70	Director, Ivy Funds, Inc.; Trustee, Ivy Funds
Frederick Vogel III 6300 Lamar Avenue Overland Park, KS 66202 Age: 69	Director	Fund: 1985 Fund Complex: 1971	Retired	42	None

         Interested Directors

Three of the four interested directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly owned subsidiaries, including the Fund's investment manager, Waddell & Reed Investment Management Company (WRIMCO), the Fund's principal underwriter, Waddell & Reed, Inc. (Waddell & Reed), and the Fund's accounting services agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership in shares of WDR. The fourth interested director, Mr. Ross, is a shareholder in a law firm that has represented Waddell & Reed within the past two years.

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE FUND	DIRECTOR/ OFFICER SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD
Keith A. Tucker 6300 Lamar Avenue Overland Park, KS 66202 Age: 59	Chairman of the Board Director	Fund: 1998 Fund Complex: 1998 Fund: 1993 Fund Complex: 1993	Chairman of the Board, Chief Executive Officer and Director of WDR (1998 to present); formerly, Principal Financial Officer of WDR (1998 to 1999); Chairman of the Board and Director of Waddell & Reed, WRIMCO and WRSCO (1993 to present); Chairman of the Board and Director/Trustee of each of the funds in the Fund Complex	70	Chairman and Director, Ivy Funds, Inc.; Chairman and Trustee, Ivy Funds
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 Age: 62	President Director	Fund: 2001 Fund Complex: 2001 Fund: 1998 Fund Complex: 1998	President, Chief Investment Officer and Director of WDR (1998 to present); formerly, Treasurer of WDR (1998 to 1999); Director of Waddell & Reed; President and Chief Executive Officer and Director of WRIMCO (1993 to present); Chief Investment Officer of WRIMCO (1991 to present); President, Chief Executive Officer and Director of Waddell & Reed Ivy Investment Company (WRIICO), an affiliate of WDR (2002 to present); President and Director/Trustee of each of the funds in the Fund Complex	70	Director, Ivy Funds, Inc.; Trustee, Ivy Funds; Director, Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO; Director, Ivy Services Inc. (ISI), an affiliate of WRIICO
Robert L. Hechler 6300 Lamar Avenue Overland Park, KS 66202 Age: 68	Director	Fund: 1998 Fund Complex: 1998	Consultant of WDR and Waddell & Reed (2001 to present); formerly, Director of WDR (1998 to 2003); formerly, Executive Vice President and Chief Operating Officer of WDR (1998 to 2001); formerly, President and Chief Executive Officer of Waddell & Reed (1993 to 2001); formerly, Principal Financial Officer, Treasurer and Director of Waddell & Reed (1981 to 2001); formerly, Executive Vice President, Principal Financial Officer, Treasurer and Director of WRIMCO (1985 to 2001); formerly, Treasurer and Director of WRSCO (1981 to 2001); formerly, President of WRSCO (1981 to 1999)	24	None
Frank J. Ross, Jr. Polsinelli Shalton Welte Suelthaus, L.P. 700 West 47th Street Suite 1000 Kansas City, MO 64112 Age: 51	Director	Fund: 1996 Fund Complex: 1996	Shareholder/Director, Polsinelli Shalton Welte Suelthaus, L.P., a law firm (1980 to present)	42	Director, Columbian Bank & Trust

         Officers

         The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Fund's officers are:

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE FUND	OFFICER OF FUND SINCE	OFFICER OF FUND COMPLEX SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Theodore W. Howard 6300 Lamar Avenue Overland Park KS 66202 Age: 62	Vice President Treasurer Principal Accounting Officer Principal Financial Officer	1987 1985 1985 2002	1987 1976 1976 2002

Senior Vice President of WRSCO (2001 to present); Vice President (1987 to present), Treasurer and Principal Accounting Officer (1976 to present), and Principal Financial Officer (2002 to present) of each of the funds in the Fund Complex; formerly, Vice President of WRSCO (1988 to 2001)

Kristen A. Richards 6300 Lamar Avenue Overland Park KS 66202 Age: 37	Vice President Secretary Associate General Counsel	2000 2000 2000	2000 2000 2000

Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present) and WRIICO (2002 to present); Vice President, Secretary and Associate General Counsel of each of the funds in the Fund Complex (2000 to present); formerly, Assistant Secretary of funds in the Fund Complex (1998 to 2000); formerly, Compliance Officer of WRIMCO (1998 to 2000)

Daniel C. Schulte 6300 Lamar Avenue Overland Park KS 66202 Age: 39	Vice President General Counsel Assistant Secretary	2000 2000 2000	2000 2000 2000

Senior Vice President, Secretary and General Counsel of WDR, Waddell & Reed, WRIMCO and WRSCO (2000 to present); Senior Vice President, Assistant Secretary and General Counsel of WRIICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the funds in the Fund Complex (2000 to present); formerly, Assistant Secretary of WDR (1998 to 2000)

Scott J. Schneider 6300 Lamar Avenue Overland Park KS 66202 Age: 36	Chief Compliance Officer	2004	2004	Chief Compliance Officer for each of the Funds in the Fund Complex (2004 to present); formerly, Senior Attorney and Compliance Officer for each of the Funds in the Fund Complex (2000 to 2004)

Committees of the Board of Directors

         The Board has established the following committees: Audit Committee, Executive Committee, Nominating Committee, Valuation Committee and Investment Review Committee. The respective duties and current memberships are:

Audit Committee. The Audit Committee meets with the Fund's independent registered public accounting firm, internal auditors and corporate officers to discuss the scope and results of the annual audit of the Fund, to review financial statements, reports, compliance matters, and to discuss such other matters as the Committee deems appropriate or desirable. The Audit Committee acts as a liaison between the Fund's independent registered public accounting firm and the full Board of Directors. James M. Concannon, Linda K. Graves, John F. Hayes and Glendon E. Johnson are the members of the Audit Committee. During the fiscal year ended September 30, 2004, the Audit Committee met four times.

Executive Committee. When the Board is not in session, the Executive Committee has and may exercise any or all of the powers of the Board in the management of the business and affairs of the Fund except the power to increase or decrease the size of, or fill vacancies on, the Board, and except as otherwise provided by law. Keith A. Tucker, Frank J. Ross, Jr. and John A. Dillingham are the members of the Executive Committee. During the fiscal year ended September 30, 2004, the Executive Committee did not meet.

Nominating Committee. The Nominating Committee evaluates, selects and recommends to the Board candidates for disinterested directors. The Nominating Committee will consider nominees recommended by shareholders of the Fund. Shareholders should direct the names of candidates they wish to be considered to the attention of the Fund's Nominating Committee, in care of the Fund's Secretary, at the address of the Fund listed on the front page of this SAI. Such nominees will be considered with any other director nominees. Glendon E. Johnson, Eleanor B. Schwartz and David P. Gardner are the members of the Nominating Committee. During the fiscal year ended September 30, 2004, the Nominating Committee met one time.

Valuation Committee. The Valuation Committee reviews and considers valuation recommendations by management for securities for which market quotations are not available, and values such securities and other assets at fair value as determined in good faith under procedures established by the Board. Keith A. Tucker and Henry J. Herrmann are the members of the Valuation Committee. During the fiscal year ended September 30, 2004, the Committee did not meet.

Investment Review Committee. The Investment Review Committee considers such matters relating to the investment management of the funds in the Advisors Fund Complex as the Committee may, from time to time, determine warrant review, such as investment management policies and strategies, investment performance, risk management techniques and securities trading practices, and may make recommendations as to these matters to the full Board. Frederick Vogel III, Joseph Harroz, Jr. and Frank J. Ross, Jr. are the members of the Investment Review Committee. The Committee did not meet during the fiscal year ended September 30, 2004.

         Ownership of Fund Shares

         (as of December 31, 2004)

         The following table provides information regarding shares of the Fund owned by each Director, as well as the aggregate dollar range of shares owned, by each Director, within the Advisors Fund Complex.

DISINTERESTED DIRECTORS

Director	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Fund Shares Owned in All Funds within the Advisors Fund Complex
James M. Concannon	$0	over $100,000
John A. Dillingham	$50,001 to $100,000	over $100,000
David P. Gardner	$0	$0
Linda K. Graves	over $100,000	over $100,000
Joseph Harroz, Jr.	$0	$50,001 to $100,000
John F. Hayes	$0	over $100,000
Glendon E. Johnson	$0	over $100,000
Eleanor B. Schwartz	$0	$0
Frederick Vogel III	$0	over $100,000

INTERESTED DIRECTORS

Director	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Fund Shares Owned in All Funds within the Advisors Fund Complex
Robert L. Hechler	$0	over $100,000
Henry J. Herrmann	$0	over $100,000
Frank J. Ross, Jr.	$0	over $100,000
Keith A. Tucker	$0	over $100,000

The Directors who are not affiliated persons of the Fund have deferred a portion of their annual compensation, and the deferred amounts are deemed invested in shares of funds within the Advisors Fund Complex. The values of these deferred accounts are:

Director	Dollar Range of Fund Shares Deemed to be Owned	Aggregate Dollar Range of Shares Deemed to be Owned in all Funds within the Advisors Fund Complex
James M. Concannon	$0	$10,001 to $50,000
John A. Dillingham	$0	$10,001 to $50,000
David P. Gardner	$0	$50,001 to $100,000
Linda K. Graves	$0	$10,001 to $50,000
Joseph Harroz, Jr.	$0	over $100,000
John F. Hayes	$0	$10,001 to $50,000
Robert L. Hechler	$0	$10,001 to $50,000
Glendon E. Johnson	$0	$10,001 to $50,000
Frank J. Ross, Jr.	$0	over $100,000
Eleanor B. Schwartz	$0	$10,001 to $50,000
Frederick Vogel III	$0	$10,001 to $50,000

         Compensation

         The fees paid to the Directors are divided among the funds in the Advisors Fund Complex based on each fund's net assets. During the fiscal year ended September 30, 2004, the Directors received the following fees for service as a director:

COMPENSATION TABLE

Director	Aggregate Compensation From Funds	Total Compensation From Funds and Advisors Fund Complex[1]
--------	------------	------------
James M. Concannon	$1,360	$82,500
John A. Dillingham	1,360	82,500
David P. Gardner	1,360	82,500
Linda K. Graves	1,360	82,500
Joseph Harroz, Jr.	1,360	82,500
John F. Hayes	1,360	82,500
Glendon E. Johnson	1,360	82,500
Eleanor B. Schwartz	1,360	82,500
Frederick Vogel III	1,515	92,500 [2]

Interested Directors:
Robert L. Hechler	1,626	82,500
Henry J. Herrmann	0	0
Frank J. Ross, Jr.	1,360	82,500
Keith A. Tucker	0	0

1No pension or retirement benefits have been accrued as a part of Fund expenses.

2As of November, 2003, Mr. Vogel receives an additional $10,000 fee, annually, for his services as Lead Disinterested Director.

         The officers are paid by WRIMCO and its affiliates.

         The Board has created an honorary position of Director Emeritus, whereby an incumbent Director who has attained the age of 70 may, or if elected on or after May 31, 1993 and has attained the age of 75 must, resign his or her position as Director and, unless he or she elects otherwise, will serve as Director Emeritus provided the Director has served as a Director of the Fund for at least five years which need not have been consecutive. A Director Emeritus receives an annual fee in an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a Director; however, a Director initially elected to a Board of Directors on or after May 31, 1993, receives such annual fee only for a period of three years commencing upon the date the Director began his or her service as Director Emeritus, or in an equivalent lump sum. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but he or she has no authority or responsibility with respect to the management of the Fund. Messrs. Henry L. Bellmon, Jay B. Dillingham, William T. Morgan, Doyle Patterson, Ronald K. Richey and Paul S. Wise retired as Directors of the Fund and of each of the funds in the Advisors Fund Complex and Ivy Funds, Inc. that were in existence at the time of their retirement, and each serves as Director Emeritus. Each of the current Directors Emeritus was initially elected to a Board of Directors before May 31, 1993.

         The fees paid to each Director Emeritus are allocated among the funds that were in existence at the time the Director elected Emeritus status, based on each fund's net assets at that time. The following table shows the fees paid to each Director Emeritus, and the portion of that fee paid by the Funds, for the fiscal year ended September 30, 2004.

Director Emeritus	Compensation from Funds	Total Compensation paid to Director Emeritus
Henry Bellmon	$1,128	$48,000
Jay B. Dillingham	1,052	44,000
William T. Morgan	1,120	65,500
Doyle Patterson	526	22,000	*
Ronald K. Richey	1,112	48,000
Paul S. Wise	1,112	48,000

*Mr. Patterson died March 30, 2004, and therefore received only a fourth quarter 2003 and a first quarter 2004 Emeritus payment.

         Class A shares of the Fund may be purchased at NAV by the Directors and officers of the Fund or of any affiliated entity of Waddell & Reed, employees of Waddell & Reed or of any of its affiliates, financial advisors of Waddell & Reed or any of its affiliates, and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and financial advisor. Child includes stepchild; parent includes stepparent. See Purchase, Redemption and Pricing of Shares--Net Asset Value Purchases of Class A Shares for more information.

Code of Ethics

         The Fund, WRIMCO and Waddell & Reed have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits their respective directors, officers and employees to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics subjects covered personnel to certain restrictions that include prohibited activities, pre-clearance requirements and reporting obligations.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         The following table sets forth information with respect to the Fund, as of December 31, 2004, regarding the beneficial ownership of Fund shares.

Name and Address of Beneficial Owner	Class	Shares owned Beneficially or of Record	Percent
-------------------	-----	------------	-------

Emmit R Wheat (TOD)	Class B	123,002	10.30%
10401 Vineyard Blvd Apt 324
Oklahoma City OK 73120-3784

Waddell & Reed Inc	Class Y	16,007	93.03%
1999 DCA Acct
Attn: Bernita Moorshead
P O Box 29217
Shawnee Mission KS 66201-9217

         As of December 31, 2004, all of the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

The Management Agreement

         The Fund has an Investment Management Agreement (the Management Agreement) with WRIMCO. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Fund and provide investment advice to the Fund. The Agreement obligates WRIMCO to make investments for the account of the Fund in accordance with its best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Internal Revenue Code of 1986, as amended (the Code) relating to regulated investment companies, subject to policy decisions adopted by the Board. WRIMCO also determines the securities to be purchased or sold by the Fund and places the orders.

         WRIMCO is a wholly owned subsidiary of Waddell & Reed. Waddell & Reed is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company which is a wholly owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

         WRIMCO and/or its predecessor have served as investment manager to each of the registered investment companies in the Waddell & Reed Advisors Funds, W&R Target Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. since each company's inception. WRIMCO had also served as investment manager for the funds in Ivy Funds, Inc. until June 30, 2003. Effective June 30, 2003, WRIMCO assigned its Investment Management Agreement with Ivy Funds, Inc. to Waddell & Reed Ivy Investment Company (WRIICO), an affiliate of WRIMCO. Waddell & Reed serves as principal underwriter and distributor for each of the investment companies in the Waddell & Reed Advisors Funds and Waddell & Reed InvestEd Portfolios, Inc., and acts as principal underwriter and distributor for variable life insurance and variable annuity policies for which W&R Target Funds, Inc. is the underlying investment vehicle. Waddell & Reed had also served as the principal underwriter and distributor for Ivy Funds, Inc. until June 16, 2003. Effective June 16, 2003, Waddell & Reed assigned the Principal Underwriting Agreement with Ivy Funds, Inc. to Ivy Funds Distributor, Inc., an affiliate of Waddell & Reed.

         The Management Agreement was renewed by the Board of Directors at the meeting held August 18, 2004, and will continue in effect for the period from October 1, 2004, through September 30, 2005, unless sooner terminated. The Management Agreement provides that it may be renewed year to year, provided that any such renewal has been specifically approved, at least annually, by (i) the Board of Directors, or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Directors who are not deemed to be "interested persons" (as defined in the 1940 Act) of the Fund or WRIMCO (the Disinterested Directors). The Management Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice by the Fund to WRIMCO and 120 days' written notice by WRIMCO to the Fund, and that the Management Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Renewal of Investment Management Agreement

         At their August 17 and 18, 2004 meeting, the Directors, including all of the Disinterested Directors, considered and approved the renewal of the existing Management Agreement between WRIMCO and the Fund. In voting to approve continuation of the Management Agreement, the Directors, including the Disinterested Directors, considered the nature and quality of the services provided under the Management Agreement and the overall fairness of the Agreement. The Board concluded that the terms of the Agreement are reasonable and fair and that the continuation of the Agreement is in the best interests of the Fund. These matters were considered by the Disinterested Directors meeting separately from the full Board with experienced 1940 Act counsel that is independent from Waddell & Reed and WRIMCO.

         As part of the renewal process, legal counsel to the Fund and the Disinterested Directors sent information request letters to WRIMCO seeking certain relevant information. Fund counsel also provided the Directors with a memorandum detailing their responsibilities pertaining to the renewal of the Management Agreement. This memorandum explained the regulatory requirements surrounding the Directors' process for evaluating the Fund's investment adviser and the terms of the Management Agreement. The Board also retained a third-party consultant to provide data regarding the Fund's performance and expenses compared with similarly managed funds and met with the consultant to discuss the data.

         The Board considered the following factors to be of primary importance to its approval of the Management Agreement:

  the performance of the Fund relative to comparable mutual funds and unmanaged indices;

  an analysis of the Fund's investment advisory fees and total expenses versus comparable mutual funds, including that the expense ratios of the Fund appear to the Board to be reasonable given the quality of services expected to be provided;

  the existence of breakpoints in the Fund's advisory fees;

  a cost/profitability analysis of WRIMCO and any actual or anticipated economies of scale in relation to the services it provides to the Fund, if available;

  an evaluation of other benefits to WRIMCO or the Fund as a result of their relationship, if any; and

  the favorable history, reputation, qualification and background of WRIMCO, as well as the qualifications of its personnel and financial condition.

         With respect to the nature and quality of services provided, the Board considered the Fund's performance in comparison to relevant market indices, the performance of a peer group of investment companies pursuing broadly similar strategies, as selected and provided by a third-party consultant. The Board also considered WRIMCO's use of brokers or dealers in Fund transactions that provided research and other services to WRIMCO, and the benefits derived by the Funds and by other clients of WRIMCO from such services.

         With respect to the overall fairness of the Management Agreement, the Board considered the fee structure and the profitability of WRIMCO and its affiliates from their association with the Fund. The Board reviewed information from a third-party data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund. The Board also considered that the Fund's advisory fee structure provides for a reduction of payments resulting from economies of scale. In concluding that the benefits accruing to WRIMCO and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to WRIMCO's profit or loss on the Fund for a recent period.

         The Directors considered that the Municipal High Income Fund had underperformed the selected peer group funds and index for the one-, three- and five-year periods ended June 30, 2004 but had outperformed the selected peer group for the ten-year period ended June 30, 2004. They discussed the Fund's underperformance for those periods with management and considered WRIMCO's resources and responsiveness. The Directors discussed with management the specific steps WRIMCO had taken or planned to take to improve Fund performance. They also considered that the management fees and total expenses of the Fund were lower than or comparable to those of the peer group funds.

         The Management Agreement permits WRIMCO, or an affiliate of WRIMCO, to enter into a separate agreement for transfer agency services (the Shareholder Servicing Agreement) and a separate agreement for accounting services (the Accounting Services Agreement) with the Funds. The Management Agreement contains detailed provisions as to the matters to be considered by the Board of Directors prior to approving any Shareholder Servicing Agreement or Accounting Services Agreement.

Shareholder Services

         Under the Shareholder Servicing Agreement entered into between the Fund and Waddell & Reed Services Company (WRSCO), a subsidiary of Waddell & Reed, WRSCO performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Fund and handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Board of Directors without shareholder approval.

Accounting Services

         Under the Accounting Services Agreement entered into between the Fund and WRSCO, WRSCO provides the Fund with bookkeeping and accounting services and assistance and other administrative services, including maintenance of Fund records, pricing of Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. A new Accounting Services Agreement, or amendments to an existing one, may be approved by the Board of Directors without shareholder approval.

Payments by the Fund for Management, Accounting and Shareholder Services

         Under the Management Agreement, for WRIMCO's management services, the Fund pays WRIMCO a fee as described in the Prospectus. The Fund accrues and pays this fee daily. The management fees paid by the Fund to WRIMCO during the Fund's fiscal years ended September 30, 2004, September 30, 2003 and September 30, 2002 were $2,128,539, $2,278,337 and $2,266,736, respectively.

         For purposes of calculating the daily fee, the Fund does not include money owed to it by Waddell & Reed for shares which it has sold but not yet paid the Fund.

         Under the Shareholder Servicing Agreement, with respect to Class A, Class B and Class C shares the Fund pays WRSCO a monthly fee of $1.6958 for each shareholder account that was in existence at any time during the prior month. For Class Y shares, the Fund pays WRSCO a monthly fee equal to one-twelfth of .15 of 1% of the average daily net assets of that class for the preceding month. The Fund also pays certain out-of-pocket expenses of WRSCO, including long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; charges of any sub-agent used by WRSCO in performing services under the Shareholder Servicing Agreement; and costs of legal and special services not provided by Waddell & Reed, WRIMCO or WRSCO.

         Under the Accounting Services Agreement, the Fund pays WRSCO, effective July 1, 2003, a monthly fee shown in the following table, based on the average daily net assets during the prior month.

Accounting Services Fee

Average Daily Net Assets for the Month		Monthly Fee
$0 -	$10 million	$0
$10 -	$25 million	$958
$25 -	$50 million	$1,925
$50 -	$100 million	$2,958
$100 -	$200 million	$4,033
$200 -	$350 million	$5,267
$350 -	$550 million	$6,875
$550 -	$750 million	$8,025
$750 -	$1.0 billion	$10,133
$1.0 billion and over		$12,375

         Plus, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

         The Fund also pays monthly a fee paid at the annual rate of 0.01% or one basis point for the first $1 billion of assets with no fee charges for assets in excess of $1 billion. This fee may be voluntarily waived until Fund assets are at least $10 million.

         Prior to July 1, 2003, the Fund paid to WRSCO a monthly fee shown in the following table, based on the average daily net assets during the prior month.

Average Daily Net Assets for the Month	Monthly Fee
$0 to $10	$0
$10 to $25	$917
$25 to $50	$1,833
$50 to $100	$2,750
$100 to $200	$3,666
$200 to $350	$4,583
$350 to $550	$5,500
$550 to $750	$6,417
$750 to $1,000	$7,792
$1,000 and over	$9,167

         In addition, for each class of shares in excess of one, the Fund paid WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

         Fees paid to WRSCO for accounting services for the fiscal years ended September 30, 2004, September 30, 2003 and September 30, 2002 were $88,688, $75,384 and $70,950, respectively.

         Since the Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, WRIMCO and WRSCO, respectively, pay all of their own expenses, except as otherwise noted in the respective agreements, in providing these services. Amounts paid by the Fund under the Shareholder Servicing Agreement are described above. Waddell & Reed and its affiliates pay the Fund's Directors and officers who are affiliated with WRIMCO and its affiliates. The Fund pays the fees and expenses of the Fund's other Directors.

         Waddell & Reed reallows to selling broker-dealers a portion of the sales charge paid for purchases of Class A shares as described in the section entitled Dealer Compensation below, and in the Prospectus. A major portion of the sales charge for Class A shares and the contingent deferred sales charge (CDSC) for Class B and Class C shares and for certain Class A shares may be paid to financial advisors and managers of Waddell & Reed and its affiliate, Legend Equities Corporation (Legend) and third-party selling broker-dealers. Waddell & Reed may compensate financial advisors as to purchases for which there is no front-end sales charge or CDSC.

         The Fund pays all of its other expenses. These include the costs of materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Fund under Federal or other securities laws and to the Investment Company Institute and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

Distribution Services

         Under the Distribution and Service Plan (the Plan) for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, the Fund may pay Waddell & Reed, the principal underwriter for the Fund, a fee not to exceed 0.25% of the Fund's average annual net assets attributable to Class A shares, paid monthly, to reimburse Waddell & Reed for its costs and expenses in connection with, either directly or through others, the distribution of the Class A shares, the provision of personal services to Class A shareholders and/or maintenance of Class A shareholder accounts.

         Pursuant to the Principal Underwriting Agreement entered into between Waddell & Reed and the Fund, Waddell & Reed offers the Fund's shares through its financial advisors and sales managers and through other broker-dealers, banks and other appropriate intermediaries (the sales force). In distributing shares through its sales force, Waddell & Reed will pay commissions and incentives to the sales force at or about the time of sale and will incur other expenses including costs for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Fund's shares. The Class A Plan permits Waddell & Reed to receive reimbursement for these Class A-related distribution activities through the distribution fee, subject to the limit contained in the Plan. The Class A Plan also permits Waddell & Reed to be reimbursed for amounts it expends: in compensating, training and supporting registered financial advisors, sales managers and/or other appropriate personnel in providing personal services to Class A shareholders of the Fund and/or maintaining Class A shareholder accounts; increasing services provided to Class A shareholders of the Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to Class A shareholders of the Fund and/or maintenance of Class A shareholder accounts; and in compensating broker-dealers and other third parties who may regularly sell Class A shares of the Fund, and may regularly provide shareholder services and/or maintain shareholder accounts with respect to Class A shares.

         Service fees and distribution fees in the amounts of $885,712 and $17,804, respectively, were paid (or accrued) by the Fund under the Class A Plan for the fiscal year ended September 30, 2004.

         Under the Plans adopted by the Fund for Class B shares and Class C shares, respectively, the Fund may pay Waddell & Reed a service fee of up to 0.25% of the Fund's average annual net assets of the class, paid daily, to compensate Waddell & Reed for, either directly or through others, providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class and a distribution fee of up to 0.75% of the Fund's average annual net assets of the class, paid daily, to compensate Waddell & Reed for, either directly or through others, distributing the shares of that class. The Class B Plan and the Class C Plan each permit Waddell & Reed to receive compensation, through the distribution fee and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

         Service fees and distribution fees in the amounts of $14,491 and $43,472, respectively, were paid (or accrued) by the Fund under the Class B Plan for the fiscal year ended September 30, 2004. Service fees and distribution fees in the amounts of $12,635 and $37,907, respectively, were paid (or accrued) by the Fund under the Class C Plan for the fiscal year ended September 30, 2004.

         The only Directors or interested persons, as defined in the 1940 Act, of the Fund who have a direct or indirect financial interest in the operation of the Plans are the officers and Directors who are also officers of either Waddell & Reed or its affiliate(s) or who are shareholders of Waddell & Reed Financial, Inc., the indirect parent company of Waddell & Reed. Each Plan is anticipated to benefit the Fund and its shareholders of the affected class through Waddell & Reed's activities not only to distribute the shares of the affected class but also to provide personal services to shareholders of that class and thereby promote the maintenance of their accounts with the Fund. The Fund anticipates that shareholders of a particular class may benefit to the extent that Waddell & Reed's activities are successful in increasing the assets of the Fund, through increased sales or reduced redemptions, or a combination of these, and thereby reducing a shareholder's share of Fund and class expenses. Increased Fund assets may also provide greater resources with which to pursue the objective of the Fund. Further, continuing sales of shares may also reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to the Fund, to meet redemption demands. In addition, the Fund anticipates that the revenues from the Plans will provide Waddell & Reed with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to the Fund and the shareholders of the affected class.

         To the extent that Waddell & Reed incurs expenses for which reimbursement or compensation may be made under the Plans that relate to distribution and service activities also involving another fund in the Waddell & Reed Advisors Funds or Waddell & Reed InvestEd Portfolios, Inc., Waddell & Reed typically determines the amount attributable to the Fund's expenses under the Plans on the basis of a combination of the respective classes' relative net assets and number of shareholder accounts.

         Each Plan was approved by the Board of Directors, including the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operations of the Plans or any agreement referred to in the Plans (hereafter, the Plan Directors). The Class A Plan was also approved by the affected shareholders of the Fund.

         Among other things, each Plan provides that (1) Waddell & Reed will provide to the Directors of the Fund at least quarterly, and the Directors will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved, by the Directors including the Plan Directors acting in person at a meeting called for that purpose, (3) payments under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding shares of the affected class of the Fund, and (4) while the Plan remains in effect, the selection and nomination of the Directors who are Plan Directors will be committed to the discretion of the Plan Directors.

         Dealer Compensation

         All classes of the Fund are offered through Waddell & Reed and other broker-dealers. In addition to the dealer reallowance that may be applicable to Class A share purchases as described below, and in the Prospectus, Waddell & Reed may pay other broker-dealers a portion of the fees it receives under the respective Plans as well as other compensation in connection with the distribution of Fund shares, including the following: 1) for Class A shares purchased at net asset value (NAV), Waddell & Reed (or its affiliate) may pay up to 1.00% of net assets invested;* 2) for the purchase of Class B shares, Waddell & Reed (or its affiliate) may pay 4.00% of net assets invested; 3) for the purchase of Class C shares, Waddell & Reed (or its affiliate) may pay 1.00% of net assets invested; 4) for the purchase of Class Y shares, Waddell & Reed (or its affiliate) may pay 0.25% of net assets invested.

* For Class A shares purchased at NAV, Waddell & Reed financial advisors may be paid up to 0.50% of net assets invested.

         Sales Charges for Class A shares

         Class A shares are subject to an initial sales charge when purchased, based on the amount of investment, according to the following table:

Size of Purchase	Sales Charge as Percent of Offering Price	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price[1]
--------	-----------	-----------	-----------
under $100,000	4.25%	4.44%	3.60%
$100,000 to less than $300,000	3.20	3.36	2.75
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

1Until February 28, 2005, Legend receives a dealer reallowance in the full amount of the Class A shares charge.

2No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund will impose a CDSC of 1.00% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

         Waddell & Reed may pay Legend and non-affiliated dealers up to 1.00% on investments made in Class A shares with no initial sales charge, according to the following schedule:*

1.00% - Sales of $1.0 million to $1,999,999.99
0.80% - Sales of $2.0 million to $2,999,999.99
0.50% - Sales of $3.0 million to $49,999,999.99
0.25% - Sales of $50.0 million or more

*Waddell & Reed will pay Legend 1.00% for NAV purchases, at any asset level, made with the redemption proceeds from an unaffiliated fund.

Custodial and Auditing Services

         The Fund's custodian is UMB Bank, n.a., and its address is 928 Grand Boulevard, Kansas City, Missouri. In general, the custodian is responsible for holding the Fund's cash and securities. Deloitte & Touche LLP, located at 1010 Grand Boulevard, Kansas City, Missouri, is the Fund's independent registered public accounting firm, and audits the Fund's financial statements and prepares the Fund's tax returns.

BROKERAGE ALLOCATION AND OTHER PRACTICES

         One of the duties undertaken by WRIMCO pursuant to the Management Agreement is to arrange the purchase and sale of securities for the portfolio of the Fund. Transactions in securities other than those for which an exchange is the primary market are generally effected with dealers acting as principals or market makers. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individual who manages the Fund may manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently place concurrent orders for all or most accounts for which the manager has responsibility or WRIMCO and/or Waddell & Reed Ivy Investment Company (WRIICO), an affiliate of WRIMCO, may otherwise combine orders for the Fund with those of other funds in the Waddell & Reed Advisors Funds, W&R Target Funds, Inc. and Ivy Family of Funds or other accounts for which it has investment discretion, including accounts affiliated with WRIMCO and/or WRIICO. WRIMCO and/or WRIICO, at its discretion, may aggregate such orders. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, for a transaction not involving an initial public offering (IPO), WRIMCO and/or WRIICO will ordinarily allocate the transaction pro rata based on the orders placed, subject to certain variances provided for in the written procedures. For a partially filled IPO order, subject to certain variances specified in the written procedures, WRIMCO and/or WRIICO generally allocates the shares as follows: the IPO shares are initially allocated pro rata among the included funds and/or advisory accounts grouped according to investment objective, based on relative total assets of each group; and the shares are then allocated within each group pro rata based on relative total assets of the included funds and/or advisory accounts, subject to certain exceptions.

         In all cases, WRIMCO seeks to implement its allocation procedures to achieve a fair and equitable allocation of securities among its funds and other advisory accounts. Sharing in large transactions could affect the price the Fund pays or receives or the amount it buys or sells. As well, a better negotiated commission may be available through combined orders.

         To effect the portfolio transactions of the Fund, WRIMCO is authorized to engage broker-dealers (brokers) which, in its best judgment based on all relevant factors, will implement the policy of the Fund to seek best execution (generally, prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. WRIMCO need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Subject to review by the Board of Directors, such policies include the selection of brokers which provide execution and/or research services and other services, including pricing or quotation services directly or through others (research and brokerage services) considered by WRIMCO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts over which WRIMCO has investment discretion.

         Research and brokerage services are, in general, defined by reference to Section 28(e) of the Securities Exchange Act of 1934 as including (1) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (2) furnishing analyses and reports; or (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Investment discretion is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account, or making those decisions even though someone else has responsibility.

         The commissions paid to brokers that provide such research and/or brokerage services may be higher than the commission another qualified broker would charge for effecting comparable transactions and are permissible if a good faith determination is made by WRIMCO that the commission is reasonable in relation to the research or brokerage services provided. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO. WRIMCO does not direct Fund brokerage to compensate brokers for the sale of Fund shares. The Funds have adopted a policy that prohibits WRIMCO from using Fund brokerage commissions to compensate broker-dealers for promotion or sale of Fund shares.

         The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made and this cost is paid by WRIMCO.

         Such investment research (which may be supplied by a third party at the request of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. In general, such investment research serves to broaden the scope and supplement the research activities of WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in the Fund's portfolio or being considered for purchase. The Fund may also use its brokerage to pay for pricing or quotation services to value securities.

PROXY VOTING POLICY

         The Funds have delegated all proxy voting responsibilities to their investment manager. WRIMCO has established guidelines that reflect what it believes are desirable principles of corporate governance.

         Listed below are several reoccurring issues and WRIMCO's corresponding positions.

Board of Directors Issues:

         WRIMCO generally supports proposals requiring that a majority of the Board consist of outside, or independent, directors.

         WRIMCO generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

         WRIMCO generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. WRIMCO will support such protection so long as it does not exceed reasonable standards.

         WRIMCO generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

Corporate Governance Issues:

         WRIMCO generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

         WRIMCO generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

         WRIMCO generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

         WRIMCO generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

         WRIMCO generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes referred to as "Purchase Rights Plan"). It believes that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the Board virtual veto power over acquisition offers which may well offer material benefits to shareholders.

Executive/Employee Issues:

         WRIMCO will generally vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the ESOP is reasonably limited.

Political Activity:

         WRIMCO will generally vote against proposals relating to corporate political activity or contributions, or to require the publication of reports on political activity or contributions made by political action committees (PACs) sponsored or supported by the corporation. PAC contributions are generally made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal and most state laws require full disclosure of political contributions made by PACs. This is public information and available to all interested parties.

Conflicts of Interest Between WRIMCO and the Funds:

         WRIMCO will use the following three-step process to address conflicts of interest: (1) WRIMCO will attempt to identify any potential conflicts of interest; (2) WRIMCO will then determine if the conflict as identified is material; and (3) WRIMCO will follow the procedures established below to ensure that its proxy voting decisions are based on the best interests of the Funds and are not the product of a material conflict.

         I. Identifying Conflicts of Interest: WRIMCO will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the Fund's shareholders on a proxy voting matter. WRIMCO will review any potential conflicts that involve the following four general categories to determine if there is a conflict and if so, if the conflict is material:

  Business Relationships -- WRIMCO will review any situation for a material conflict where WRIMCO manages money for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that WRIMCO (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage WRIMCO to vote in favor of management.
  Personal Relationships -- WRIMCO will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.
  Familial Relationships -- WRIMCO will review any situation where it (or an affiliate) has a known familial relationship relating to a company (e.g., a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

         WRIMCO will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

         II. "Material Conflicts": WRIMCO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, WRIMCO will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

         In considering the materiality of a conflict, WRIMCO will take a two-step approach:

  Financial Materiality -- A relationship will be considered presumptively non-material unless the relationship represents 5% or more of WRIMCO's annual revenue. If the relationship involves an affiliate, the "material" benchmark will be 15% or more of WRIMCO's annual revenue.
  Non-Financial Materiality -- WRIMCO will review all known relationships of portfolio managers and senior management for improper influence.

  III. Procedures to Address Material Conflicts: WRIMCO will use the following techniques to vote proxies that have been determined to present a "Material Conflict."
  Use a Proxy Voting Service for Specific Proposals -- As a primary means of voting material conflicts, WRIMCO will vote per the recommendation of an independent proxy voting service (Institutional Shareholder Services (ISS) or another independent third party if a recommendation from ISS is unavailable).
  Client directed -- If the Material Conflict arises from WRIMCO's management of a third party account and the client provides voting instructions on a particular vote, WRIMCO will vote according to the directions provided by the client.
  Use a Predetermined Voting Policy -- If no directives are provided by either ISS or the client, WRIMCO may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a material conflict and WRIMCO chooses to use a predetermined voting policy, WRIMCO will not be permitted to vary from the established voting policies established herein.
  Seek Board Guidance -- If the Material Conflict does not fall within one of the situations referenced above, WRIMCO may seek guidance from the Funds' Board of Directors on matters involving a conflict. Under this method, WRIMCO will disclose the nature of the conflict to the Fund Board and obtain the Board's consent or direction to vote the proxies. WRIMCO may use the Board guidance to vote proxies for its non-mutual fund clients.

PROXY VOTING RECORD

         Information regarding how the proxies for the Fund were voted during the most recent 12-month period ended June 30, 2004, is available on the Funds' website, www.waddell.com, and on the SEC's website at http://www.sec.gov.

CAPITAL STOCK

The Shares of the Fund

         The shares of the Fund represent an interest in the Fund's securities and other assets and in its profits or losses. Each fractional share of a class has the same rights, in proportion, as a full share of that class.

         The Fund offers four classes of its shares: Class A, Class B, Class C and Class Y. Each class of the Fund represents an interest in the same assets of the Fund and differ as follows: each class of shares has exclusive voting rights on matters appropriately limited to that class; Class A shares are subject to an initial sales charge and to an ongoing distribution and/or service fee and certain Class A shares are subject to a CDSC; Class B and Class C shares are subject to a CDSC and to ongoing distribution and service fees; Class B shares that have been held by a shareholder for eight years will convert, automatically, eight years after the month in which the shares were purchased, to Class A shares of the Fund, and such conversion will be made, without charge or fee, on the basis of the relative NAV of the two classes; and Class Y shares, which are designated for institutional investors, have no sales charge nor ongoing distribution and/or service fee; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. The Fund does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the Fund by virtue of those classes. On an ongoing basis, the Board of Directors will consider whether any such conflict exists and, if so, take appropriate action. Each share of the Fund is entitled to equal voting, dividend, liquidation and redemption rights, except that due to the differing expenses borne by the four classes, dividends and liquidation proceeds of Class B shares and Class C shares are expected to be lower than for Class A shares of the Fund. Shares are fully paid and nonassessable when purchased.

         The Fund does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval, will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

         Special meetings of shareholders may be called for any purpose upon receipt by the Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the Bylaws are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at time which the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the 1940 Act applies to the Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

         Each share of the Fund (regardless of class) has one vote. All shares of the Fund vote together as a single class, except as to any matter for which a separate vote of any class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular classes, in which case only the shareholders of the affected classes are entitled to vote, each as a separate class.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase of Shares

         Minimum Initial and Subsequent Investments

         For Class A, Class B and Class C shares, initial investments must be at least $500 with the exceptions described in this paragraph. A $100 minimum initial investment pertains to certain exchanges of shares from another fund in the Waddell & Reed Advisors Funds (or, for clients of Waddell & Reed and Legend, a fund in the Ivy Family of Funds). A $50 minimum initial investment pertains to purchases for accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account or through a payroll deduction. Shareholders purchasing through payroll deductions may invest any amount. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount. See, Exchanges for Shares of Other Funds in the Waddell & Reed Advisors Funds and Waddell & Reed InvestEd Portfolios, Inc.

         For Class Y shares, investments by government entities or authorities or by corporations must total at least $10 million within the first twelve months after initial investment. There is no initial investment minimum for other eligible Class Y investors.

Reduced Sales Charges (Applicable to Class A shares only)

         Account Grouping

         For the purpose of taking advantage of the lower sales charges available for large purchases ad described in Sales Charges for Class A shares and in the Prospectus, a purchase in any of categories 1 through 7 listed below made by an individual or deemed to be made by an individual may be grouped with the current account value of purchased Class A (if a sales charge has been paid on those shares), Class B and/or Class C shares in any other of these categories. References to purchases in an Individual Retirement Account (IRA) or other tax-advantage plan (for which investments in the Fund would not be appropriate) are made only to illustrate how purchases of Fund shares may be grouped with purchases made in shares of other funds in the Waddell & Reed Advisors Funds.

1.	Purchases by an individual for his or her own account (includes purchases under the Waddell & Reed Advisors Funds Revocable Trust Form);

2.	Purchases by that individual's spouse purchasing for his or her own account (includes Waddell & Reed Advisors Funds Revocable Trust Form);

3.	Purchases by that individual or his or her spouse in their joint account;

4.	Purchases by that individual or his or her spouse for the account of their child under age 21;

5.	Purchase by any custodian for the child of that individual or spouse in a Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA) account;

6.

Purchases by that individual or his or her spouse for his or her individual retirement account (IRA), salary reduction plan account under Section 457 of the Internal Revenue Code of 1986, as amended (the Code), provided that such purchases are subject to a sales charge (See Net Asset Value Purchases), tax-sheltered annuity account (TSA) or Keogh plan account, provided that the individual and spouse are the only participants in the Keogh plan; and

7.	Purchases by a trustee under a trust where that individual or his or her spouse is the settlor (the person who establishes the trust).

         For the foregoing categories, an individual's domestic partner may be treated as his or her spouse.

         Examples:

A.

Grandmother opens an UGMA account for grandson A; Grandmother has an account in her own name; A's father has an account in his own name; the UGMA account may be grouped with A's father's account but may not be grouped with Grandmother's account;

B.

H establishes a trust naming his children as beneficiaries and appointing himself and his bank as co-trustees; a purchase made in the trust account is eligible for grouping with an IRA account of W, H's wife;

C.

H's will provides for the establishment of a trust for the benefit of his minor children upon H's death; his bank is named as trustee; upon H's death, an account is established in the name of the bank, as trustee; a purchase in the account may be grouped with an account held by H's wife in her own name.

D.

X establishes a trust naming herself as trustee and R, her son, as successor trustee and R and S as beneficiaries; upon X's death, the account is transferred to R as trustee; a purchase in the account may not be grouped with R's individual account. (If X's spouse, Y, was successor trustee, this purchase could be grouped with Y's individual account.)

         Account grouping as described above is available under the following circumstances.

         Rights of Accumulation

         If Class A, Class B or Class C shares are held in any account and an additional purchase of Class A shares is made or in any account eligible for grouping with that account, the additional purchase is combined with the NAV of the existing account (for Class A shares, only if a sales charge has been paid on those shares will they be included) as of the date the new purchase is accepted by Waddell & Reed for the purpose of determining the availability of a reduced sales charge.

Example:

H is a current Class A shareholder who invested in the Fund three years ago. His account has a NAV of $80,000. His wife, W, now wishes to invest $20,000 in Class A shares of the Fund. W's purchase will be combined with H's existing account and will be entitled to a reduced sales charge of 3.25%. H's original purchase was subject to a full sales charge and the reduced charge does not apply retroactively to that purchase.

         In order to be entitled to Rights of Accumulation, the purchaser must inform Waddell & Reed that the purchaser is entitled to a reduced charge and provide Waddell & Reed with the name and number of the existing account(s) with which the purchase may be combined.

         Letter of Intent

         The benefit of a reduced sales charge for larger purchases of Class A shares is also available under a Letter of Intent (LOI). By signing an LOI form, which is available from Waddell & Reed, the purchaser indicates an intention to invest, over a 13-month period, a dollar amount which is sufficient to qualify for a reduced sales charge. The 13-month period begins on the date the first purchase made under the LOI is accepted by Waddell & Reed. Each purchase made from time to time under the LOI is treated as if the purchaser were buying at one time the total amount which he or she intends to invest. The sales charge applicable to all purchases of Class A shares made under the terms of the LOI will be the sales charge in effect on the beginning date of the 13-month period.

         In determining the amount which the purchaser must invest in order to qualify for a reduced sales charge under an LOI, the investor's Rights of Accumulation (see above) will be taken into account; that is, Class A, Class B and/or Class C shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described above, will be included.

Example A:

H signs an LOI indicating his intent to invest in his own name a dollar amount sufficient to entitle him to purchase Class A shares at the sales charge applicable to a purchase of $100,000. H has an UGMA account for his child and the Class A shares held in the account have a NAV as of the date the LOI is accepted by Waddell & Reed of $15,000; H's wife, W, has an account in her own name invested in another fund in the Waddell & Reed Advisors Funds which charges the same sales load as the Fund, with a NAV as of the date of acceptance of the LOI of $10,000; H needs to invest $75,000 in Class A shares over the 13-month period in order to qualify for the reduced sales load applicable to a purchase of $100,000.

Example B:

H signs an LOI indicating his intent to invest in a dollar amount sufficient to entitle him to purchase Class A shares at the sales charge applicable to a purchase of $100,000. He currently has one account that has $15,000 in Class B shares, and another account that has $10,000 in Class C shares. The current account value of these shares can be grouped for purposes of an LOI, and therefore H needs to invest $75,000 in Class A shares over the 13-month period in order to qualify for the reduced sales load applicable to a purchase of $100,000. Any purchases of Class A, Class B or Class C shares made after the LOI is signed are eligible for grouping for purposes of fulfilling the purchase requirements of Class A shares under the LOI.

         A copy of the LOI signed by a purchaser will be returned to the purchaser after it is accepted by Waddell & Reed and will set forth the dollar amount of Class A shares which must be purchased within the 13-month period in order to qualify for the reduced sales charge.

         The minimum initial investment under an LOI is 5% of the dollar amount which must be invested under the LOI. An amount equal to 5% of the purchase required under the LOI will be held in escrow. If a purchaser does not, during the period covered by the LOI, invest the amount required to qualify for the reduced sales charge under the terms of the LOI, he or she will be responsible for payment of the sales charge applicable to the amount actually invested. The additional sales charge owed on purchases of Class A shares made under an LOI which is not completed will be collected by redeeming part of the shares purchased under the LOI and held in escrow unless the purchaser makes payment of this amount to Waddell & Reed within 20 days of Waddell & Reed's request for payment.

         If the actual amount invested is higher than the amount an investor intends to invest, and is large enough to qualify for a sales charge lower than that available under the LOI, the lower sales charge will apply.

         An LOI does not bind the purchaser to buy, or Waddell & Reed to sell, the shares covered by the LOI.

         The value of any shares redeemed during the 13-month period which were acquired under the LOI will be deducted in computing the aggregate purchases under the LOI.

         LOIs are not available for purchases made under an SEP where the employer has elected to have all purchases under the SEP grouped.

         Other Funds in the Waddell & Reed Advisors Funds and Waddell & Reed InvestEd Portfolios, Inc.

         Reduced sales charges for larger purchases of Class A shares apply to purchases of any of the Class A shares of any of the funds in the Waddell & Reed Advisors Funds and Waddell & Reed InvestEd Portfolios, Inc. subject to a sales charge. A purchase of Class A shares, or Class A shares held, in any of the funds in the Waddell & Reed Advisors Funds and/or Waddell & Reed InvestEd Portfolios, Inc. subject to a sales charge will be treated as an investment in the Fund in determining the applicable sales charge. For these purposes, Class A shares of Waddell & Reed Advisors Cash Management, Inc. that were acquired by exchange of another Waddell & Reed Advisors Fund or Waddell & Reed InvestEd Portfolios, Inc. Class A shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, are also taken into account.

         For clients of Waddell & Reed, Inc. and Legend, the grouping privileges described above also apply to the corresponding classes of shares of the funds in the Ivy Family of Funds, except shares of Ivy Money Market Fund (unless acquired by exchange of Class A shares of another Ivy Family Fund on which a sales charge was paid, plus the shares paid as dividends on those acquired shares).

Net Asset Value Purchases of Class A Shares

         Class A shares of the Fund may be purchased at NAV by the Directors and officers of the Fund or of any affiliated entity of Waddell & Reed, employees of Waddell & Reed or of any of its affiliates, financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and financial advisor. Child includes stepchild; parent includes stepparent. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser are also eligible for NAV purchases of Class A shares. Employees include retired employees. A retired employee is an individual separated from service from Waddell & Reed, or from an affiliated company with a vested interest in any Employee Benefit plan sponsored by Waddell & Reed or any of its affiliated companies. Financial advisors include retired financial advisors. A retired financial advisor is any financial advisor who was, at the time of separation from service from Waddell & Reed, a Senior Financial Advisor. A custodian under UGMA or UTMA purchasing for the child or grandchild of any employee or financial advisor may purchase Class A shares at NAV whether or not the custodian himself is an eligible purchaser.

         Until February 28, 2005, Class A shares may be purchased at NAV by persons who are clients of Legend if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the Waddell & Reed Advisors Funds or Ivy Funds, Inc. and the purchase is made within 60 days of such redemption.

         Shares may be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

         Purchases of Class A shares by Friends of the Firm which include certain persons who have an existing relationship with Waddell & Reed or any of its affiliates may be made at NAV.

         Purchases of Class A shares by certain clients investing through a qualified fee-based program offered by a third party that has made arrangements to sell shares of the Fund, may be made at NAV.

Reasons for Differences in the Public Offering Price of Class A Shares

         As described herein and in the Prospectus, there are a number of instances in which the Fund's Class A shares are sold or issued on a basis other than at the maximum public offering price, that is, the NAV plus the highest sales charge. Some of these instances relate to lower or eliminated sales charges for larger purchases of Class A shares, whether made at one time or over a period of time as under an LOI or Rights of Accumulation. See the table of breakpoints in sales charges in the Prospectus and in this SAI for the Class A shares. The reasons for these quantity discounts are, in general, that (1) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (2) certain quantity discounts are required by rules of the National Association of Securities Dealers, Inc. (as is elimination of sales charges on the reinvestment of dividends and other distributions), and (3) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

         In general, the reasons for the other instances in which there are reduced or eliminated sales charges for Class A shares are as follows. Exchanges at NAV are permitted because a sales charge has already been paid on the shares exchanged, except that exchanges from Class A shares of Waddell & Reed Advisors Cash Management, Inc. are subject to any sales charge applicable to the Fund being exchanged into, unless the Waddell & Reed Advisors Cash Management, Inc. shares were previously acquired by an exchange from Class A shares of another Waddell & Reed Advisors Fund for which a sales charge was paid. Sales of Class A shares without a sales charge are permitted to Directors, officers and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage responsibility and interest in a Fund and an identification with its aims and policies. Limited reinvestments of redemptions of Class A shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A shares may be sold without a sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such shares are exempted by the 1940 Act from the otherwise applicable requirements as to sales charges. Class A shares may be sold without a sales charge to persons who have an existing relationship with Waddell & Reed (or any of its affiliates), as well as to persons who purchase such shares through certain advisory programs, due to reduced selling expenses incurred by Waddell & Reed. Reduced or eliminated sales charges may also be used for certain short-term promotional activities by Waddell & Reed. In no case in which there is a reduced or eliminated sales charge are the interests of existing Class A shareholders adversely affected since, in each case, the Fund receives the NAV per share of all shares sold or issued.

Systematic Withdrawal Plan for Class A, Class B and Class C Shareholders

         If you qualify, you may arrange to receive through the Systematic Withdrawal Plan (Service) regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A, Class B or Class C shares that you own of any of the funds in the Waddell & Reed Advisors Funds, and, for clients of Waddell & Reed and Legend, any of the funds in the Ivy Family of Funds. It would be a disadvantage to an investor to make additional purchases of Class A shares while the Service is in effect because it would result in duplication of sales charges. Effective November 1, 2003, Class B and Class C shares, and certain Class A shares to which the CDSC otherwise applies, that are redeemed under the Service are not subject to a CDSC provided the amount withdrawn does not exceed, annually, 12% of the account value. Prior to November 1, 2003, Class B and Class C shares, and certain Class A shares to which the CDSC otherwise applied, that were redeemed under the Service were not subject to a CDSC provided the amount withdrawn did not exceed, annually, 24% of the account value. For shareholders who had established the Service prior to November 1, 2003, the 24% maximum continues to apply. Applicable forms to start the Service are available through WRSCO.

         The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 1%, 3%, 6% and 12%, respectively, of the value of your account at the time the Service is established. (For shareholders who had established the Service prior to November 1, 2003, the maximum amount of the withdrawal on an annual basis is equal to 24% of the value of your account.) As noted above, the withdrawal proceeds are not subject to the CDSC, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the CDSC, do not apply to a one-time withdrawal.

         To qualify for the Service, you must have invested at least $10,000 in Class A, Class B or Class C shares which you still own of any of the funds in the Waddell & Reed Advisors Funds, and, for clients of Waddell & Reed and Legend, any of the funds in the Ivy Family of Funds; or, you must own Class A, Class B or Class C shares having a value of at least $10,000. The value for this purpose is the value at the current offering price.

         You can choose to have shares redeemed to receive:

         1. a monthly, quarterly, semiannual or annual payment of $50 or more;

         2. a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the Account; (you select the percentage); or

         3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

         Shares are redeemed on either the 5th day or the 20th day of the month in which the payment is to be made, or on the prior business day if the 5th or 20th is not a business day. Payments are made within five days of the redemption.

         If you have a share certificate for the shares you want to make available for the Service, you must enclose the certificate with the form initiating the Service.

         The dividends and other distributions on shares of a class you have made available for the Service are paid in additional shares of that class. All payments under the Service are made by redeeming shares, which may involve a gain or loss for tax purposes. To the extent that payments exceed dividends and other distributions, the number of shares you own will decrease. When all of the shares in an account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity, an income or a return on your investment.

         You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Fund can also terminate the Service by notifying you in writing.

         After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.

Exchanges for Shares of Other Funds in the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and the Ivy Family of Funds

         Class A Share Exchanges

         Once a sales charge has been paid on Class A shares of a fund in the Waddell & Reed Advisors Funds or Waddell & Reed InvestEd Portfolios, Inc. and, for clients of Waddell & Reed and Legend, any fund in the Ivy Family of Funds (with the exceptions noted below), these shares and any shares added due to reinvested dividends or other distributions paid on those shares may be freely exchanged for Class A shares of another fund in the Waddell & Reed Advisors Funds or Waddell & Reed InvestEd Portfolios, Inc., and, for clients of Waddell & Reed and Legend, any fund in the Ivy Family of Funds. The shares you exchange must be worth at least $100 or you must already own shares of the fund into which you want to exchange.

         You may exchange Class A shares you own in another fund in the Waddell & Reed Advisors Funds or Waddell & Reed InvestEd Portfolios, Inc. and, for clients of Waddell & Reed and Legend, any fund in the Ivy Family of Funds for Class A shares of the Fund without charge if (1) a sales charge was paid on these shares, or (2) the shares were received in exchange for shares for which a sales charge was paid, or (3) the shares were acquired from reinvestment of dividends and other distributions paid on such shares. There may be one or more such exchanges so long as a sales charge was paid on the shares originally purchased. Also, shares acquired without a sales charge because the purchase was $1 million or more will be treated the same, for this purpose, as shares on which a sales charge was paid.

         Shares of Waddell & Reed Advisors Municipal Bond Fund, Inc., Waddell & Reed Advisors Fixed Income Funds, Inc. Government Securities Fund, Waddell & Reed Advisors Fixed Income Funds, Inc. Limited-Term Bond Fund, Waddell & Reed Advisors Municipal High Income Fund, Inc., Ivy Funds, Inc. Municipal Bond Fund and Ivy Funds, Inc. Limited-Term Bond Fund are the exceptions and special rules apply. Class A shares of any of these funds may be exchanged for Class A shares of any of the other funds in Waddell & Reed Advisors Funds and Waddell & Reed InvestEd Portfolios, Inc. and, for clients of Waddell & Reed and Legend, any fund in the Ivy Family of Funds only if (1) you received those shares as a result of one or more exchanges of shares on which a maximum sales charge was originally paid (currently, 5.75%), or (2) the shares have been held from the date of original purchase for at least six months.

         Subject to the above rules regarding sales charges, you may have a specific dollar amount of Class A shares of Waddell & Reed Advisors Cash Management, Inc. automatically exchanged each month into Class A shares of the Fund (or into Class B or Class C shares of the Fund in certain situations, as noted below) or any other fund in the Waddell & Reed Advisors Funds, provided you already own Class A shares of that fund. The shares of Waddell & Reed Advisors Cash Management, Inc. which you designate for automatic exchange must be worth at least $100, which may be allocated among the Class A shares of different funds in the Waddell & Reed Advisors Funds so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

         Exchanges of shares from Waddell & Reed Advisors Cash Management, Inc. ("money market fund shares") are subject to any sales charge applicable to the Waddell & Reed Advisors Fund being exchanged into, unless the money market fund shares were previously acquired by an exchange from Class A shares of a non-money market fund upon which a sales charge has already been paid.

         You may redeem your Class A shares of the Fund and use the proceeds to purchase Class Y shares of the Fund if you meet the criteria for purchasing Class Y shares.

         Class B Share Exchanges

         You may exchange Class B shares of the Fund for Class B shares of other funds in the Waddell & Reed Advisors Funds and/or Waddell & Reed InvestEd Portfolios, Inc. and, for clients of Waddell & Reed and Legend, any fund in the Ivy Family of Funds without charge.

         The redemption of the Fund's Class B shares as part of an exchange is not subject to the CDSC. For purposes of computing the CDSC, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

         You may have a specific dollar amount of Class A shares of Waddell & Reed Advisors Cash Management, Inc. automatically exchanged each month into Class B shares of the Fund or any other fund in the Waddell & Reed Advisors Funds, provided you already own Class B shares of that fund and meet other criteria. The shares of Waddell & Reed Advisors Cash Management, Inc. which you designate for automatic exchange must be worth at least $100, which may be allocated among different Funds so long as each Fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

         Class C Share Exchanges

         You may exchange Class C shares of the Fund for Class C shares of other funds in the Waddell & Reed Advisors Funds and/or Waddell & Reed InvestEd Portfolios, Inc. and, for clients of Waddell & Reed and Legend, any fund in the Ivy Family of Funds without charge.

         The redemption of the Fund's Class C shares as part of an exchange is not subject to the CDSC. For purposes of computing the CDSC, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

         You may have a specific dollar amount of Class A shares of Waddell & Reed Advisors Cash Management, Inc. automatically exchanged each month into Class C shares of the Fund or any other fund in the Waddell & Reed Advisors Funds, provided you already own Class C shares of that fund. The shares of Waddell & Reed Advisors Cash Management, Inc. which you designate for automatic exchange must be worth at least $100, which may be allocated among different Funds so long as each Fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

         Class Y Share Exchanges

         Class Y shares of the Fund may be exchanged for Class Y shares of any other fund in the Waddell & Reed Advisors Funds and, for clients of Waddell & Reed and Legend, any fund in the Ivy Family of Funds or for Class A shares of Waddell & Reed Advisors Cash Management, Inc.

         General Exchange Information

         You may exchange only into Funds that are legally permitted for sale in your state of residence. Currently, each Fund within Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and the Ivy Family of Funds may be sold only within the United States and the Commonwealth of Puerto Rico, except that Ivy Cundill Global Value Fund, Ivy Global Natural Resources Fund and Ivy Pacific Opportunities Fund are not eligible for sale in the Commonwealth of Puerto Rico.

         The exchange will be made at the NAVs next determined after receipt of your request in good order by the Fund. When you exchange shares, the total shares you receive will have the same aggregate NAV as the total shares you exchange.

         The Fund reserves the right to terminate or modify these exchange privileges at any time. In exercising this right, the Fund may, for example, limit the frequency of exchanges by a shareholder and/or cancel a shareholder's exchange privilege.

         Exchanges are considered taxable events and may result in a capital gain or a capital loss for tax purposes.

Market Timing Policy

The Funds are intended for long-term investment purposes. The Funds will take steps to seek to deter frequent purchases and redemptions in Fund shares ("market timing activities"). Market timing activities, especially those involving large dollar amounts, may disrupt portfolio investment strategies and may increase expenses and negatively impact investment returns for all Fund shareholders, including long-term shareholders. Market timing activities may also increase the expenses of WRSCO and/or Waddell & Reed, thereby indirectly affecting the Fund's shareholders.

Certain Funds may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a Fund, such as Waddell & Reed Advisors Global Bond Fund, invests a significant portion of its assets in foreign securities, the Fund may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Fund shares. A Fund that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as "price arbitrage"). Price arbitrage is more likely to occur in a Fund that invests a significant portion of its assets in municipal obligations, such as Waddell & Reed Advisors Municipal Bond Fund or Waddell & Reed Advisors Municipal High Income Fund, or that invests a significant portion of its assets in high-yield fixed income securities, such as Waddell & Reed Advisors High Income Fund or Waddell & Reed Advisors Municipal High Income Fund.

To discourage market timing activities by investors, the Funds' Board of Directors has adopted a market timing policy and has approved the procedures of the Funds' transfer agent, WRSCO, for implementing this policy. WRSCO's procedures reflect the criteria that it has developed for purposes of identifying trading activity in Fund shares that may be indicative of market timing activities and that it applies for monitoring transactions in Fund shares. In its monitoring of trading activity in Fund shares, on a periodic basis, WRSCO typically reviews Fund share transactions that exceed certain monetary thresholds and/or numerical transaction limits within a particular time period. In its attempt to identify market timing activities, WRSCO considers many factors, including (but not limited to) the frequency, size and/or timing of the investor’s transactions in Fund shares. As an additional step, WRSCO reviews internal monthly reporting of a Fund's overall redemption activity in relation to average assets and purchases within the period. If WRSCO identifies what it believes to be market timing activities, WRSCO and/or Waddell & Reed will, for clients of Waddell & Reed (including those shareholders that do not utilize any financial intermediary), send a letter to the shareholder to state that we are suspending exchange privileges and will refuse to accept additional purchases in the account. For trading via the NSCC we will, if possible, place a trading block on our system at a dealer-branch level or, if that cannot be accomplished, we will contact the associated broker-dealers and request that they block further trading. The letter will inform the shareholder that he/she may request the reinstatement of exchange privileges and the ability to make additional investments, after a prescribed period of time. In exercising any of the foregoing rights, WRSCO will consider the trading history of accounts under common ownership or control within any of the Waddell & Reed and/or Ivy Funds. For this purpose, transactions placed through the same financial intermediary on an omnibus basis may be deemed a part of a group and may be rejected in whole or in part. Transactions placed in violation of a Fund's market timing policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

A Fund seeks to apply its market timing policy consistently to all shareholders and prospective investors. Although the Funds, Waddell & Reed and WRSCO make efforts to monitor for market timing activities and will seek the assistance of financial intermediaries through which Fund shares are purchased or held, the Funds cannot always identify or detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify by the use of omnibus accounts by those intermediaries, mainly due to the fact that the intermediary maintains the underlying shareholder account, and the Fund cannot identify transactions by underlying investors. Accordingly, there can be no assurance that the Funds will be able to eliminate all market timing activities.

         Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WRSCO handles, there can be no assurance that such efforts will identify all trades or trading practices that may be considered market timing activity. WRSCO may modify its procedures for implementing the Funds' market timing policy and/or its monitoring criteria at any time without prior notice. The Fund, WRSCO and/or Waddell & Reed shall not be liable for any loss resulting from rejected purchase orders or exchanges.

A Fund’s market timing policy, in conjunction with the use of fair value pricing and application of the redemption fee, is intended to reduce a shareholder’s ability to engage in market timing activities, although there can be no assurance that a Fund will eliminate market timing activities.

Redemption Fee

         The Fund will deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange any class of shares of the Fund after holding the shares less than 5 days. This fee also applies to Class A shares purchased without a sales charge. If you bought your shares on different days, the "first-in, first out" (FIFO) method is used to determine the holding period. Under this method, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies. These fees are paid directly to the Fund.

         The Fund's redemption fee will not be assessed against:

         1. certain omnibus accounts and retirement plan accounts where the omnibus account holder or the retirement plan administrator does not have the capability to impose a redemption fee on its underlying customers' accounts; and certain intermediaries that do not have, or report to the Funds, sufficient information to impose a redemption fee on their customers' accounts

         2. (i) premature distributions from retirement accounts due to the disability of the participant; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into the Fund; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains)

         3. shareholder accounts participating in Strategic Portfolio Allocation (SPA), Managed Allocation Portfolio (MAP) and/or Strategic Asset Management (SAM) advisory services that may periodically rebalance mutual fund holdings at regular intervals or in response to prevailing economic, political and/or financial conditions, as determined by the investment advisor for the advisory service.

         4. Shareholder accounts participating in certain other asset allocation programs in which the sponsoring institution has agreed to monitor for frequent trading activity and, when operationally possible, to assess applicable redemption fees on the Funds' behalf.

         In addition to these waivers, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of excessive short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.

         Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's criteria. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's method. For Fund shares purchased through a financial intermediary, investors should contact their financial intermediary or refer to their plan documents for more information on how the redemption fee is applied to their shares.

Redemptions

         The Prospectus gives information as to redemption procedures. Redemption payments are made within seven days from receipt of a request in good order, unless delayed because of emergency conditions as determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemptions of shares of the Fund may be made in portfolio securities when the Board of Directors determines that conditions exist making cash payments undesirable. Redemptions made in securities will be made only in readily marketable securities. Securities used for payment of redemptions are valued at the price used in figuring NAV. There would be brokerage costs to the redeeming shareholder in selling such securities. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

Reinvestment Privilege

         The Fund offers a one-time reinvestment privilege that allows you to reinvest without charge all or part of any amount of Class A shares you redeem from the Fund by sending to the Fund the amount you wish to reinvest. The amount you return will be reinvested in Class A shares at the NAV next calculated after the Fund receives the returned amount. Your written request to reinvest and the amount to be reinvested must be received within 60 days after your redemption request was received, and the Fund must be offering Class A shares of this Fund at the time your reinvestment request is received. You can do this only once as to Class A shares of the Fund.

         There is also a reinvestment privilege for Class B and Class C shares and, where applicable, certain Class A shares under which you may reinvest in the Fund all or part of any amount of the shares you redeemed and have the corresponding amount of the CDSC, if any, which you paid restored to your account by adding the amount of that charge to the amount you are reinvesting in shares of the same class of this Fund. If Fund shares of that class are then being offered, you can put all or part of your redemption payment back into such shares at the NAV next calculated at the time your request is received. Your written request to do this must be received within 60 days after your redemption request was received. You can do this only once as to Class B and Class C shares of the Fund. For purposes of determining future CDSC, the reinvestment will be treated as a new investment.

Mandatory Redemption of Certain Small Accounts

         The Fund has the right to compel the redemption of shares held under any account or any plan if the aggregate NAV of such shares (taken at cost or value as the Board of Directors may determine) is less than $500. The Board of Directors has no intent to compel redemptions in the foreseeable future. If it should elect to compel redemptions, shareholders who are affected will receive prior written notice and will be permitted 60 days to bring their accounts up to the minimum before this redemption is processed.

Determination of Offering Price

         The NAV of each class of the shares of the Fund is the value of the assets of that class, less the liabilities of that class, divided by the total number of outstanding shares of that class.

         Class A shares of the Fund are sold at their next determined NAV plus the sales charge described in the Prospectus. The sales charge is paid to Waddell & Reed, the Fund's underwriter. The price makeup as of September 30, 2004 which is the date of the most recent balance sheet incorporated into this SAI by reference, was as follows:

NAV per Class A share (Class A net assets divided by
Class A shares outstanding)	$4.88
Add: selling commission (4.25% of offering price)	0.22
-----
Maximum offering price per Class A share
(Class A NAV divided by 95.75%)	$5.10
===

         The offering price of a Class A share is its NAV next calculated following acceptance of a purchase request, in good order, plus the sales charge, as applicable. The offering price of a Class B share, Class C share, Class Y share or certain Class A shares is the applicable class NAV next calculated following acceptance of a purchase request, in good order. The number of shares you receive for your purchase depends on the next offering price after Waddell & Reed, or an authorized third party, properly receives and accepts your order. Therefore, if your order is received in proper form by Waddell & Reed or an authorized third party before 4:00 p.m. Eastern time on a day in which the NYSE is open, you should generally receive that day's offering price. If your order is received in proper form by Waddell & Reed or an authorized third party after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day's price. You will be sent a confirmation after your purchase (except for automatic transactions) which will indicate how many shares you have purchased.

         Waddell & Reed need not accept any purchase order, and it or the Fund may determine to discontinue offering Fund shares for purchase.

         The NAV and offering price per share are computed once on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE or the close of the regular session of any other securities or commodities exchange on which an option or futures contract held by the Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The NAV will likely change every business day, since typically the value of the assets and the number of shares outstanding change every business day.

         The Board of Directors has decided to use the prices provided by an independent pricing service to value municipal bonds. The Board of Directors believes that such a service does quote the securities' fair value. The Board of Directors, however, may hereafter determine to use another service or use the bid price quoted by dealers if it should determine that such service or quotes more accurately reflect the fair value of municipal bonds held by the Fund.

         Short-term debt securities are valued at amortized cost, which approximates market value. Securities or other assets that are not valued by either of the foregoing methods and for which market quotations are not readily available would be valued by appraisal at their fair value as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Fund's Board of Directors.

         Options and futures contracts purchased and held by the Fund are valued at the last sales price thereof on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between bid and asked prices. Ordinarily, the close of the regular session for options trading on national securities exchanges is 4:10 p.m. Eastern time and the close of the regular session of commodities exchanges is 4:15 p.m. Eastern time. Futures contracts will be valued with reference to established futures exchanges. The value of a futures contract purchased by the Fund will be either the closing price of that contract or the bid price. Conversely, the value of a futures contract sold by the Fund will be either the closing price or the asked price.

TAXATION OF THE FUND

General

         The Fund has qualified since its inception for treatment as a regulated investment company under the Code (RIC), so that it is relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income and the excess of net short-term capital gains over net long-term capital losses, all determined without regard to any deduction for dividends paid), and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. To continue to qualify for treatment as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income plus its net interest income excludable from gross income under Section 103(a) of the Code ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures contracts) derived with respect to its business of investing in securities ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

         If the Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders) and (2) the shareholders would treat all distributions out of its earnings and profits, including distributions of net capital gains, as dividends (that is, as ordinary income or, if they are "qualified dividend income" as described in the Prospectus, at the long-term capital gain rate for individuals). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

         Dividends the Fund pays will qualify as exempt-interest dividends, and thus will be excludable from its shareholders' gross income for Federal income tax purposes, if the Fund satisfies the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under Section 103(a); the Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from all shareholders' gross income for a taxable year may not exceed the Fund's net tax-exempt income for one year. The Fund uses the average annual method to determine the exempt income portion of each distribution, and the percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution. The treatment of dividends from the Fund under state and local income tax laws may differ from the treatment thereof under the Code.

         Interest on indebtedness incurred or continued by a shareholder to purchase or carry Fund shares is not deductible for Federal income tax purposes.

         Entities or persons who are substantial users (or persons related to substantial users) of facilities financed by PABs should consult their tax advisers before purchasing Fund shares because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, substantial user is defined to include a non-exempt person who regularly uses in a trade or business a part of a facility financed from the proceeds of PABs.

         Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Fund still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

         If the Fund invests in any instruments that generate taxable income, under the circumstances described in the Prospectus, the portion of any Fund dividend attributable to the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits and only the remaining portion will qualify as exempt-interest dividends. Moreover, if the Fund realizes capital gains as a result of market transactions, any distribution of the gains will be taxable to shareholders. There also may be collateral Federal income tax consequences regarding the receipt of tax-exempt dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. Any shareholder that falls into any of these categories should consult its tax adviser concerning its investment in Fund shares.

         Dividends and distributions declared by the Fund in December and payable to its shareholders of record on a date in that month are deemed to have been paid by the Fund and received by the shareholders on December 31 even if the Fund pays them during the following January. Accordingly, those dividends and distributions will be reported by, and (except for exempt-interest dividends) taxed to, the shareholders for the year in which that December falls.

         If Fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares and any balance of the loss that is not disallowed will be treated as a long-term, instead of short-term, capital loss to the extent of any distributions received on those shares. Investors also should be aware that if they purchase shares shortly before the record date for a taxable dividend or distribution, they will receive some portion of the purchase price back as a taxable dividend or distribution.

         The Fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with OID, a price less than the amount of the issue price plus accrued OID) (municipal market discount bonds). If a bond's market discount is less that the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the Fund acquired the bond, then no market discount is considered to exist. Gain on the disposition of a municipal market discount bond the Fund purchased after April 30, 1993 (other than a bond with a fixed maturity date within one year from its issuance), generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, the Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

         The Fund will be subject to a nondeductible 4% excise tax (Excise Tax) to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary taxable income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, the Fund may defer into the next calendar year net capital losses incurred between November 1 and the end of the current calendar year. It is the Fund's policy to pay sufficient taxable dividends and distributions each year to avoid imposition of the Excise Tax.

Income from Options and Futures Contracts

         The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from options and futures contracts the Fund derives with respect to its business of investing in securities will be treated as qualifying income under the Income Requirement.

         Any income the Fund earns from writing options is treated as short-term capital gain. If the Fund enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it receives for the option it wrote and the premium it pays for the option it buys. If an option written by the Fund lapses without being exercised, the premium it receives also will be a short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund receives will be added to the exercise price to determine the gain or loss on the sale.

         Certain options and futures contracts and non-equity options (i.e., certain listed options, such as those on a broad-based securities index) in which the Fund may invest may be Section 1256 contracts. Section 1256 contracts the Fund holds at the end of its taxable year, other than contracts subject to a mixed straddle election the Fund made, are marked-to-market (that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. The Fund may need to distribute any mark-to-market gains to its shareholders to satisfy the Distribution Requirement and/or avoid imposition of the Excise Tax, even though it may not have closed the transactions and received cash to pay the distributions.

         Code Section 1092 (dealing with straddles) may also affect the taxation of options and futures contracts in which the Fund may invest. That section defines a straddle as offsetting positions with respect to actively traded personal property; for these purposes, options and futures contracts are positions in personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of a loss that would otherwise be recognized under the mark-to-market rules discussed above. The regulations under Section 1092 also provide certain wash sale rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and short sale rules applicable to straddles. If the Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Fund are not entirely clear.

         If the Fund has an appreciated financial position -- generally, an interest (including an interest through an option, futures contract or short sale) with respect to any stock, debt instrument (other than straight debt) or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a constructive sale of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Municipal OID Securities

         The Fund may acquire zero coupon municipal bonds or other municipal securities issued with OID. As a holder of those securities, the Fund must account for the OID that accrues on them during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute substantially all of its investment company taxable income and net tax-exempt income, including any accrued OID, to satisfy the Distribution Requirement, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gains.

UNDERWRITER

         Waddell & Reed acts as principal underwriter and distributor of the Fund's shares pursuant to an underwriting agreement entered into between Waddell & Reed and the Fund (the Underwriting Agreement). The Underwriting Agreement requires Waddell & Reed to use its best efforts to sell the shares of the Fund but is not exclusive, and permits and recognizes that Waddell & Reed also distributes shares of other investment companies and other securities. Shares are sold on a continuous basis. Waddell & Reed is not required to sell any particular number of shares, and sells shares only for purchase orders received. Under this agreement, Waddell & Reed pays the costs of sales literature, including the costs of shareholder reports used as sales literature.

         The dollar amounts of underwriting commissions for Class A shares for the fiscal years ended September 30, 2004, September 30, 2003 and September 30, 2002 were $514,136, $549,347 and $654,161, respectively.

         The dollar amounts of underwriting commissions for Class B shares for the fiscal years ended September 30, 2004, September 30, 2003 and September 30, 2002 were $17,690, $8,394 and $5,533, respectively.

         The dollar amounts of underwriting commissions for Class C shares for the fiscal years ended September 30, 2004, September 30, 2003 and September 30, 2002 were $3,342, $1,446 and $633, respectively.

         The amounts retained by Waddell & Reed for the fiscal years ended September 30, 2004, September 30, 2003 and September 30, 2002 were, in the aggregate, $203,320, $200,665 and $229,187, respectively.

FINANCIAL STATEMENTS

         The Financial Statements, including notes thereto, for the fiscal year ended September 30, 2004 are incorporated herein by reference. They are contained in the Fund's Annual Report to Shareholders, dated September 30, 2004, which is available upon request.

Quarterly Portfolio Holdings

         Beginning with the quarter ending December 31, 2004, a complete schedule of portfolio holdings for the first and third quarters of each fiscal year will be filed with the SEC on the Fund's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at http://www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  Without charge, on the Fund's website at http://www.waddell.com.

APPENDIX A

         The following are descriptions of some of the ratings of securities that the Fund may use. The Fund may also use ratings provided by other nationally recognized statistical rating organizations in determining the securities eligible for investment.

DESCRIPTION OF BOND RATINGS

         Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

         The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.	Nature of and provisions of the obligation;

3.

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         A brief description of the applicable S&P rating symbols and their meanings follow:

         AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA -- Debt rated AA also qualifies as high quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in small degree.

         A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

         BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

         B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC -- Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI -- The rating CI is reserved for income bonds on which no interest is being paid.

         D -- Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods. The D rating will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-) -- To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

         Debt Obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

         Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as investment grade ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

         Moody's. A brief description of the applicable Moody's rating symbols and their meanings follows:

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edge. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol 1 following the rating.

         Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

         An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

         --Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

         --Source of Payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note.)

         The note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

         Moody's Short-Term Loan Ratings -- Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

         MIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         MIG 3 -- This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         MIG 4 -- This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to indicate the relative degree of safety. Issues assigned an A rating (the highest rating) are regarded as having the greatest capacity for timely payment. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An A-2 rating indicates that capacity for timely payment is satisfactory; however, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment; however, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only speculative capacity for timely payment. A C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default, which occurs when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the designations of Prime 1, Prime 2 and Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. Issuers rated Prime 1 have a superior capacity for repayment of short-term promissory obligations and repayment capacity will normally be evidenced by (1) lending market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime 2 also have a strong capacity for repayment of short-term promissory obligations as will normally be evidenced by many of the characteristics described above for Prime 1 issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation; capitalization characteristics, while still appropriate, may be more affected by external conditions; and ample alternate liquidity is maintained. Issuers rated Prime 3 have an acceptable capacity for repayment of short-term promissory obligations, as will normally be evidenced by many of the characteristics above for Prime 1 issuers, but to a lesser degree. The effect of industry characteristics and market composition may be more pronounced; variability in earnings and profitability may result in changes in the level of debt protection measurements and requirement for relatively high financial leverage; and adequate alternate liquidity is maintained.

DESCRIPTION OF SHORT-TERM CREDIT RATINGS

         Fitch Ratings: F1-Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under Fitch's national rating scale, this rating is assigned to the best credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the government. Where the credit risk is particularly strong, a + is added to the assigned rating.

         F2-Indicates a satisfactory capacity for timely payment of financial commitments relative other issuers in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

         F3-Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

         B-Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

         C-Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         D-Indicates actual or imminent payment default.

         Notes to Short-term national rating:

         + or - may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to Short-term national ratings other than F1.

         Ratings Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as Positive, indicating a potential upgrade, Negative, for a potential downgrade, or Evolving, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.